UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2014

Item 1. Reports to Stockholders

Fidelity®

Tax-Free Bond

Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $25,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	-1.03%	5.92%	4.52%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Barclays® 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a very strong start to 2014, municipal bonds struggled during the 12-month period ending January 31, resulting in a -1.07% return for the Barclays® Municipal Bond Index. After holding steady in the early months of the period, the muni market came under severe pressure from May through August. U.S. bonds of all types sold off as the Federal Reserve hinted it might curtail its purchases of government bonds, stoking fears of higher interest rates. In addition, the isolated difficulties of a few prominent muni issuers - namely Puerto Rico, Detroit and Illinois - prompted investors to sell muni bonds. The muni market rallied strongly in September and built on that momentum in October, after the Fed delayed tapering and value-seeking investors returned. But munis retreated again in November and December, amid upbeat economic news, the Fed's decision to begin reducing its bond buying in January 2014 and an acceleration of year-end tax-related selling. In January, munis rallied strongly, outperforming most other bonds and equities. Although weak economic data fueled demand for bonds overall, investor flows into munis were particularly strong - against the backdrop of limited supply - as some investors reassessed the asset class and others reinvested the cash from the coupons and principal payments from munis that came due in January.

Comments from Jamie Pagliocco, Lead Portfolio Manager of Fidelity® Tax-Free Bond Fund: For the year, the fund returned -1.03%, while the Barclays 3+ Year Non-AMT Municipal Bond Index returned -1.45%. The fund's underweighting in Puerto Rico bonds, which are free from federal and state income taxes nationwide, was a plus for relative performance. Puerto Rico bonds substantially lagged the muni market, suffering steep declines in response to growing concern about the financial challenges facing the commonwealth. Another factor working in the fund's favor was an overweighting in zero-coupon bonds issued by California school districts. These bonds outpaced the benchmark because zeros in general performed comparatively well and California bonds of all types benefited from improving investor sentiment toward the state. The biggest detractor was the fund's underweighting in housing bonds, which were among the market's best performers, buoyed by investors seeking the comparatively high income these bonds carried. To a lesser extent, the fund was hurt by its "barbell" stance, meaning that investments were concentrated in short- and long-term bonds while underweighted in bonds with maturities between those two ranges. Given fears of rising interest rates, longer-maturity securities lagged intermediate-term bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Actual	.25%	$ 1,000.00	$ 1,036.70	$ 1.28
Hypothetical A		$ 1,000.00	$ 1,023.95	$ 1.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five States as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	17.8	15.1
California	16.1	16.8
Texas	10.7	10.5
New York	9.6	11.0
Florida	8.8	8.7
Top Five Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.8	32.8
Health Care	19.5	18.4
Transportation	10.6	10.3
Water & Sewer	10.5	11.0
Electric Utilities	7.2	7.3
Weighted Average Maturity as of January 31, 2014
		6 months ago
Years	6.6	7.5

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of January 31, 2014
6 months ago
Years	8.2	8.3

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of January 31, 2014	As of July 31, 2013
AAA 5.8%	AAA 5.5%
AA,A 80.6%	AA,A 80.8%
BBB 8.9%	BBB 7.6%
BB and Below 0.4%	BB and Below 0.5%
Not Rated 1.7%	Not Rated 1.3%
Short-Term Investments and Net Other Assets 2.6%	Short-Term Investments and Net Other Assets 4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Municipal Bonds - 97.2%
	Principal Amount	Value
Alabama - 0.2%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	$ 1,400,000	$ 1,221,654
Huntsville Pub. Bldg. Auth. Rev. Series 2007:
5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	800,000	878,944
5% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,096,100
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (c)	585,000	586,954
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22	1,000,000	1,123,020
		4,906,672
Arizona - 2.3%
Arizona Ctfs. of Partnership Series 2010 A:
5% 10/1/18 (FSA Insured)	1,000,000	1,155,820
5.25% 10/1/20 (FSA Insured)	2,600,000	3,017,976
5.25% 10/1/23 (FSA Insured)	5,000,000	5,616,950
5.25% 10/1/26 (FSA Insured)	1,000,000	1,100,350
5.25% 10/1/28 (FSA Insured)	500,000	545,325
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.):
Series 2007 A, 5% 1/1/21	1,000,000	1,077,790
Series 2007 B, 0.973% 1/1/37 (c)	1,000,000	779,940
Series 2008 D, 5.5% 1/1/38	3,400,000	3,586,354
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22	5,000,000	5,594,600
Arizona State Univ. Ctfs. of Partnership (Research Infrastructure Proj.) Series 2004, 5.25% 9/1/22 (Pre-Refunded to 9/1/14 @ 100)	1,000,000	1,028,860
Goodyear McDowell Road Commercial Corridor Impt. District 5.25% 1/1/16 (AMBAC Insured)	1,000,000	1,066,850
Goodyear Pub. Impt. Corp. Facilities Rev. Series 2008, 6% 7/1/31	2,000,000	2,186,200
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/20	1,520,000	1,690,985
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	1,200,000	1,249,368
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 1% 7/1/21 (b)	375,000	384,619
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2008, 5.25% 7/1/39	1,100,000	1,161,358
Municipal Bonds - continued
	Principal Amount	Value
Arizona - continued
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 5,000,000	$ 5,639,750
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2005, 5% 7/1/29	4,250,000	4,434,238
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,110,690
Pinal County Indl. Dev. Auth. Correctional Facilities Contract Rev. (Florence West Prison Expansion, LLC Proj.) Series 2006 A, 5.25% 10/1/15 (ACA Finl. Guaranty Corp. Insured)	1,335,000	1,376,812
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2008 A, 5% 1/1/24	1,000,000	1,104,620
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	2,766,625
5.5% 12/1/29	2,100,000	2,338,266
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	294,659
Tempe Transit Excise Tax Rev. Series 2008, 5% 7/1/33	1,000,000	1,060,720
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/28 (Pre-Refunded to 6/1/15 @ 100)	1,285,000	1,366,225
		52,735,950
California - 16.1%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F1, 5.625% 4/1/44	2,000,000	2,158,640
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	1,694,002
California Econ. Recovery Series 2009 A, 5% 7/1/15	2,240,000	2,284,016
California Edl. Facilities Auth. Rev. (Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	4,850,000	4,949,183
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	5,000	5,019
5% 8/1/20	2,745,000	3,089,168
5% 10/1/22	1,500,000	1,697,430
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	1,100,000	1,260,193
5% 12/1/22	7,810,000	8,972,206
5% 11/1/24	3,000,000	3,387,330
5% 3/1/26	1,000,000	1,077,320
5% 6/1/26	1,085,000	1,142,440
5% 3/1/31	1,700,000	1,783,164
5% 9/1/31	1,200,000	1,272,420
5% 12/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	600,000	607,296
Municipal Bonds - continued
	Principal Amount	Value
California - continued
California Gen. Oblig.: - continued
5% 9/1/32	$ 1,400,000	$ 1,476,972
5% 9/1/33	2,900,000	3,043,956
5% 9/1/35	450,000	466,119
5.25% 9/1/23	8,500,000	10,090,435
5.25% 12/1/33	35,000	35,428
5.25% 4/1/35	4,300,000	4,664,425
5.25% 3/1/38	2,525,000	2,655,038
5.25% 11/1/40	1,100,000	1,200,122
5.5% 8/1/27	3,200,000	3,646,080
5.5% 8/1/29	4,300,000	4,852,335
5.5% 4/1/30	5,000	5,034
5.5% 3/1/40	600,000	657,894
5.6% 3/1/36	300,000	335,577
6% 3/1/33	5,850,000	6,817,473
6% 4/1/38	3,100,000	3,529,908
6% 11/1/39	11,280,000	13,077,017
6.5% 4/1/33	5,050,000	6,097,269
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2008 L, 5.125% 7/1/22	1,390,000	1,455,233
(Kaiser Permanente Health Sys. Proj.) Series 2006 A, 5.25% 4/1/39	1,000,000	1,012,930
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	45,000	56,184
6.5% 10/1/38	2,155,000	2,446,248
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	5,400,000	6,037,362
California Pub. Works Board Lease Rev.:
(Butterfield State Office Complex Proj.) Series 2005 A, 5.25% 6/1/30	1,200,000	1,233,588
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	5,857,313
(Dept. of Health Svcs. Proj.) Series 2005 K, 5% 11/1/23	1,600,000	1,695,728
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/22	1,000,000	1,101,520
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	2,640,000	3,027,869
(Univ. of California Research Proj.) Series 2006 E, 5.25% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	2,000,000	2,258,240
Municipal Bonds - continued
	Principal Amount	Value
California - continued
California Pub. Works Board Lease Rev.: - continued
(Univ. Proj.) Series 2011 B, 5.25% 10/1/25	$ 6,000,000	$ 6,816,000
(Various Cap. Proj.) Series 2012 A, 5% 4/1/24	6,500,000	7,378,670
(Various Cap. Projects) Series 2012 G, 5% 11/1/25	1,500,000	1,684,875
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	1,400,000	1,613,906
5% 12/1/23	2,600,000	2,948,426
Series 2005 B, 5.25% 11/1/24 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,062,320
Series 2005 H, 5% 6/1/18	1,000,000	1,058,950
Series 2005 K, 5% 11/1/16	1,300,000	1,402,089
Series 2009 G1, 5.75% 10/1/30	835,000	938,340
Series 2009 I:
6.125% 11/1/29	500,000	589,290
6.375% 11/1/34	1,400,000	1,638,476
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,330,000	3,805,424
5.75% 11/1/27	5,600,000	6,393,632
6% 11/1/40	5,400,000	6,051,726
California Statewide Cmntys. Dev. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	5,100,000	5,450,625
Series 2005 A, 5.25% 7/1/24	1,100,000	1,130,866
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (a)	1,450,000	1,156,404
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	2,083,059
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	2,019,897
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A:
5% 6/1/45	3,700,000	3,630,810
5% 6/1/45	1,000,000	981,300
Series 2013 A, 5% 6/1/29	2,500,000	2,613,550
5% 6/1/45 (FSA Insured)	65,000	64,386
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38	3,100,000	3,430,367
Long Beach Unified School District Series A, 5.75% 8/1/33	1,450,000	1,644,141
Los Angeles Cmnty. College District Series 2008 A, 6% 8/1/33	10,000,000	11,858,000
Municipal Bonds - continued
	Principal Amount	Value
California - continued
Los Angeles Dept. of Wtr. & Pwr. Rev. Series A2, 5% 7/1/25 (FSA Insured)	$ 600,000	$ 628,146
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/24	2,000,000	2,194,580
5% 3/1/25	1,000,000	1,093,630
Los Angeles Unified School District Series 2002 B, 5% 7/1/22	1,200,000	1,361,172
Los Angeles Unified School District Ctfs. of Prtn. Series 2007 A, 5% 10/1/17 (AMBAC Insured)	1,080,000	1,230,498
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	10,000,000	11,432,900
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,030,620
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,536,555
Marina Gen. Oblig. Series 2005, 5.25% 8/1/35 (AMBAC Insured)	1,170,000	1,230,080
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,118,750
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	1,000,000	1,084,770
Northern California Power Agency Rev. (Hydroelectric #1 Proj.) Series 2008 C, 5% 7/1/14 (Assured Guaranty Corp. Insured)	1,500,000	1,529,610
Northern California Transmission Agcy. Rev. (California-Oregon Transmission Proj.) Series 2009 A:
5% 5/1/23	2,235,000	2,493,724
5% 5/1/24	1,510,000	1,672,310
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39	1,000,000	1,110,420
Series 2012, 5% 1/15/27	4,865,000	5,277,017
Oakland Unified School District Alameda County Series 2009 A, 6.5% 8/1/20	1,935,000	2,305,591
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	1,500,000	1,724,175
5% 2/1/24	2,915,000	3,204,634
Port of Oakland Rev. Series 2007 C, 5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,457,170
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	532,129
Municipal Bonds - continued
	Principal Amount	Value
California - continued
Poway Unified School District: - continued
Series B:
0% 8/1/33	$ 4,350,000	$ 1,671,009
0% 8/1/37	8,000,000	2,428,720
0% 8/1/38	4,225,000	1,207,632
0% 8/1/39	7,220,000	1,941,386
0% 8/1/40	1,100,000	274,472
0% 8/1/41	4,900,000	1,154,048
Poway Unified School District Pub. Fing. Auth. Lease Rev. Bonds Series 2008 B, 0%, tender 12/1/14 (FSA Insured) (c)	4,485,000	4,457,103
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	1,600,000	834,656
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	4,475,000	4,976,648
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,058,020
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,014,420
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	4,470,000	4,933,807
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	3,000,000	3,160,590
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	456,040
0% 7/1/36	10,050,000	3,119,621
0% 7/1/37	5,105,000	1,490,405
0% 7/1/39	3,500,000	899,535
Series 2008 E:
0% 7/1/47 (a)	2,600,000	943,020
0% 7/1/49	9,300,000	1,306,929
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (FSA Insured)	1,900,000	1,992,378
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,149,270
5% 6/1/27	1,000,000	1,114,180
5% 6/1/32	10,000,000	10,635,100
San Jose Int'l. Arpt. Rev. Series 2007 B, 5% 3/1/23 (AMBAC Insured)	3,325,000	3,544,916
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (FSA Insured)	1,700,000	1,863,778
Municipal Bonds - continued
	Principal Amount	Value
California - continued
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	$ 1,700,000	$ 1,766,674
Series 2010 B, 0% 8/1/47	3,700,000	619,195
San Mateo County Joint Powers Fing. Auth. Series 2009 A, (Cap. Projects) 5.25% 7/15/23	2,795,000	3,180,682
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (AMBAC Insured)	10,000,000	10,598,000
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	855,480
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,039,040
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	165,000	174,225
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	8,300,000	8,651,671
Turlock Health Facilities Rev. Ctfs. Series 2004 A, 5.375% 10/15/34	600,000	611,526
Univ. of California Revs.:
Series 2007 K, 5% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	940,000	1,003,647
Series 2009 O:
5.25% 5/15/39	1,000,000	1,065,740
5.75% 5/15/30	5,700,000	6,474,459
5.75% 5/15/34	3,060,000	3,428,118
Ventura County Cmnty. College District Series C, 5.5% 8/1/33	1,700,000	1,948,727
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,188,520
Washington Township Health Care District Rev.:
Series 2007 A, 5% 7/1/16	535,000	578,410
Series 2009 A:
5.125% 7/1/17	205,000	226,199
5.25% 7/1/18	230,000	258,987
5.5% 7/1/19	390,000	446,047
6% 7/1/29	1,000,000	1,066,280
Series 2010 A, 5.25% 7/1/30	1,900,000	1,960,325
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,200,000	1,290,108
Municipal Bonds - continued
	Principal Amount	Value
California - continued
West Contra Costa Unified School District: - continued
Series 2012, 5% 8/1/27	$ 5,000,000	$ 5,535,050
Yuba City Unified School District Series A, 0% 9/1/22 (FGIC Insured)	1,000,000	697,910
		364,199,837
Colorado - 0.7%
Colorado Ctfs. of Prtn. (UCDHSC Fitzsimons Academic Proj.) Series 2005 B, 5.25% 11/1/24 (Pre-Refunded to 11/1/15 @ 100)	1,000,000	1,086,510
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,754,780
0% 7/15/22 (Escrowed to Maturity)	4,500,000	3,585,060
Colorado Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Proj.) Series 2006 D, 5.25% 11/15/27	2,000,000	2,151,100
(Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36	2,640,000	2,715,187
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (AMBAC Insured)	1,000,000	1,049,710
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,106,644
Series 2010 A, 0% 9/1/41	3,400,000	645,116
Series 2010 C, 5.375% 9/1/26	1,000,000	1,064,480
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5.5% 6/1/26	1,250,000	1,436,413
		16,595,000
District Of Columbia - 0.9%
District of Columbia Ctfs. of Prtn. (District's Pub. Safety and Emergency Preparedness Communications Ctr. and Related Technology Proj.) Series 2003, 5.5% 1/1/19 (AMBAC Insured)	1,565,000	1,570,368
District of Columbia Hosp. Rev. (Sibley Memorial Hosp. Proj.) Series 2009, 6.375% 10/1/39	5,000,000	5,421,650
District of Columbia Rev.:
(Medlantic/Helix Proj.) Series 1998 C, 5% 8/15/14 (FSA Insured)	1,500,000	1,536,900
Series B, 4.75% 6/1/32	800,000	816,144
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41	4,700,000	4,950,369
Municipal Bonds - continued
	Principal Amount	Value
District Of Columbia - continued
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/31 (Assured Guaranty Corp. Insured)	$ 5,825,000	$ 2,223,461
0% 10/1/36 (Assured Guaranty Corp. Insured)	5,020,000	1,365,490
0% 10/1/39 (Assured Guaranty Corp. Insured)	10,000,000	2,221,900
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2010 A, 5% 10/1/39	1,100,000	1,153,174
		21,259,456
Florida - 8.8%
Brevard County School Board Ctfs. of Prtn. Series 2007 B, 5% 7/1/24 (AMBAC Insured)	1,000,000	1,073,990
Broward County Arpt. Sys. Rev. series 2012 Q1, 5% 10/1/22	2,000,000	2,311,100
Broward County School Board Ctfs. of Prtn.:
Series 2004 B, 5.25% 7/1/15 (FSA Insured)	5,000,000	5,331,500
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,095,080
Series 2012 A, 5% 7/1/24	8,830,000	9,965,273
Broward County Wtr. & Swr. Util. Rev. Series 2009 A, 5.25% 10/1/34	12,120,000	13,109,962
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	5,000,000	5,498,000
Series 2011 A1, 5% 6/1/20	1,000,000	1,155,450
Series 2012 A1, 5% 6/1/21	3,100,000	3,541,936
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	8,060,000	8,971,505
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	4,300,000	5,049,275
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	1,665,000	1,823,375
Series 2006 E, 5% 6/1/35	3,825,000	4,169,671
Series 2011 E, 5% 6/1/24	2,385,000	2,750,573
Series A, 5.5% 6/1/38	700,000	762,573
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	2,400,000	2,438,136
Florida Gen. Oblig.:
(Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/26	5,675,000	6,311,678
Series 2008 A, 5.25% 7/1/37	1,000,000	1,072,240
Series 2011 B, 5% 7/1/23	3,600,000	4,144,500
Series 2012 A, 5% 7/1/25	3,300,000	3,744,642
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	$ 1,125,000	$ 1,234,170
Series 2009 A, 6.25% 10/1/31	1,000,000	1,120,330
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 A:
5% 11/15/16	495,000	533,818
5% 11/15/16 (Pre-Refunded to 11/15/15 @ 100)	305,000	330,339
Series 2005 B, 5% 11/15/30 (Pre-Refunded to 11/15/15 @ 100)	130,000	140,800
Series 2006 G:
5% 11/15/16	95,000	106,385
5.125% 11/15/18	965,000	1,079,131
Series 2008 B, 6% 11/15/37	5,000,000	5,549,050
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2006, 5.25% 10/1/41	4,980,000	5,084,680
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	2,029,170
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2006 A, 5% 10/1/41 (FSA Insured)	1,300,000	1,316,822
Series 2009 B:
5% 10/1/18 (Pre-Refunded to 4/1/14 @ 100)	1,100,000	1,108,294
5% 10/1/19 (Pre-Refunded to 4/1/14 @ 100)	4,120,000	4,151,065
Series 2012 A, 4% 10/1/23	2,335,000	2,492,052
Series Three 2010 D, 5% 10/1/38	2,800,000	2,917,152
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,450,925
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012, 5% 11/15/22	800,000	859,904
Miami-Dade County Aviation Rev.:
Series 2010 A:
5.5% 10/1/30	1,000,000	1,086,230
5.5% 10/1/41	1,500,000	1,594,215
Series 2010 A1, 5.375% 10/1/35	4,240,000	4,468,536
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,111,130
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28	1,400,000	1,492,414
Miami-Dade County Expressway Auth. Series 2010 A, 5% 7/1/40	3,300,000	3,379,728
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/21 (AMBAC Insured)	$ 1,500,000	$ 1,650,930
Series 2011 B, 5.625% 5/1/31	2,195,000	2,424,378
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/22	765,000	887,148
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	7,087,380
North Brevard County Hosp. District Rev. (Parrish Med. Ctr. Proj.) Series 2008:
5.75% 10/1/38	3,200,000	3,319,840
5.75% 10/1/43	1,000,000	1,030,730
Orange County Health Facilities Auth. (Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,749,275
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,306,918
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 A, 5.25% 10/1/39	1,000,000	1,060,530
Series 2009 B, 5% 10/1/33	6,200,000	6,619,864
Series 2012 A, 5% 10/1/24	1,450,000	1,702,634
Series 2013 A:
5% 10/1/24	2,300,000	2,703,029
5% 10/1/25	1,800,000	2,118,834
Palm Beach County Solid Waste Auth. Rev.:
Series 2009, 5.5% 10/1/22 (Berkshire Hathaway Assurance Corp. Insured)	7,000,000	8,382,430
Series 2011, 5% 10/1/24	4,000,000	4,566,920
Port Saint Lucie Master Lease Proj. Ctfs. of Prtn. (Muni. Complex Proj.) Series 2008, 6.25% 9/1/27 (Assured Guaranty Corp. Insured)	1,590,000	1,661,025
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (c)	2,300,000	2,625,657
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,787,400
Sarasota County School Board Ctfs. of Prtn. (Master Lease Prog.):
5% 7/1/16	1,315,000	1,444,659
5% 7/1/17	4,385,000	4,955,050
Seminole County School Board Ctfs. of Prtn. Series 2005 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	211,454
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,576,899
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B, 5% 10/1/19	$ 2,725,000	$ 3,240,243
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	992,898
		198,062,924
Georgia - 3.1%
Atlanta Tax Allocation (Atlantic Station Proj.) 5.25% 12/1/19 (Assured Guaranty Corp. Insured)	2,000,000	2,183,200
Atlanta Wtr. & Wastewtr. Rev. Series 2009 A, 6.25% 11/1/39	12,700,000	14,507,845
Augusta Wtr. & Swr. Rev. Series 2004, 5.25% 10/1/39 (FSA Insured)	1,050,000	1,068,554
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (c)	3,000,000	2,886,360
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,413,338
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,485,440
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	2,900,000	2,951,765
6.125% 9/1/40	3,665,000	3,683,472
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	1,000,000	1,073,490
5.25% 10/1/41	1,900,000	2,017,838
Fulton County Wtr. & Swr. Rev.:
Series 2011, 5% 1/1/23	2,500,000	2,859,975
Series 2013, 5% 1/1/32	10,000,000	10,891,200
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	4,000,000	4,686,120
Series C, 5% 1/1/22	2,900,000	3,360,723
Series GG, 5% 1/1/23	1,600,000	1,851,120
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,418,648
Series S, 5% 10/1/24	1,575,000	1,762,520
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	4,900,000	5,219,431
Municipal Bonds - continued
	Principal Amount	Value
Georgia - continued
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity)	$ 1,995,000	$ 1,652,818
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,037,090
		71,010,947
Idaho - 0.4%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,900,000	2,110,387
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33	6,300,000	7,071,183
		9,181,570
Illinois - 17.8%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	876,293
Chicago Board of Ed.:
Series 2011 A, 5.5% 12/1/39	2,700,000	2,754,783
Series 2012 A, 5% 12/1/42	7,100,000	6,857,748
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,700,000	857,905
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,600,000	1,157,800
(City Colleges Proj.):
Series 1999, 0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,300,000	4,081,861
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,330,000	8,872,742
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	210,000	210,176
Series 2007 A, 5% 1/1/37 (FSA Insured)	10,000,000	10,010,200
Series 2007 C, 5% 1/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,305,000	7,376,881
Series 2008 C, 5% 1/1/34	680,000	680,258
Series 2009 A:
5% 1/1/22	1,500,000	1,628,220
5% 1/1/27 (FSA Insured)	1,900,000	1,976,684
Series 2009 C, 5% 1/1/23	1,285,000	1,349,854
Series 2011 A, 5% 1/1/40	4,125,000	4,031,074
Series 2012 A:
5% 1/1/33	2,000,000	2,007,680
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Chicago Gen. Oblig.: - continued
Series 2012 A:
5% 1/1/34	$ 1,045,000	$ 1,045,627
Series 2012 C, 5% 1/1/23	500,000	538,500
Series A, 5.5% 1/1/17	1,480,000	1,629,006
Chicago Motor Fuel Tax Rev. Series A, 5% 1/1/33 (AMBAC Insured)	2,000,000	2,004,840
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2008 A, 5% 1/1/16 (FSA Insured)	1,200,000	1,299,888
Series 2011 C, 6.5% 1/1/41	6,500,000	7,371,130
Series 2013 D, 5% 1/1/27	5,175,000	5,495,540
Chicago Park District Gen. Oblig.:
Series 2010 C:
5.25% 1/1/37	2,100,000	2,159,871
5.25% 1/1/40	1,300,000	1,336,283
Series 2013 A:
5.5% 1/1/33	1,000,000	1,066,810
5.75% 1/1/38	2,400,000	2,566,224
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.):
Series 2006 A, 5% 6/1/21	1,000,000	1,060,100
Series 2008 A:
5.25% 6/1/22 (Assured Guaranty Corp. Insured)	1,200,000	1,267,704
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,000,000	1,047,490
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33	2,300,000	2,416,771
5.25% 11/1/38	9,150,000	9,451,127
Cook County Cmnty. College District Series 2013:
5% 12/1/23	2,000,000	2,198,540
5% 12/1/24	1,000,000	1,085,590
5.25% 12/1/25	1,450,000	1,588,533
Cook County Forest Preservation District Series 2012 C:
5% 12/15/22	1,230,000	1,400,921
5% 12/15/37	1,000,000	1,054,420
Cook County Gen. Oblig.:
Series 2004 B, 5.25% 11/15/26 (Pre-Refunded to 11/15/14 @ 100)	300,000	311,766
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,132,390
Series 2010 A, 5.25% 11/15/33	13,180,000	13,618,762
Series 2011 A, 5.25% 11/15/28	1,625,000	1,744,909
Series 2012 C:
5% 11/15/23	4,375,000	4,895,144
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Cook County Gen. Oblig.: - continued
Series 2012 C:
5% 11/15/24	$ 3,500,000	$ 3,879,680
5% 11/15/25	5,400,000	5,913,270
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	4,700,760
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig.:
Series 2006 A, 5.25% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,532,370
Series A:
5.5% 5/1/15 (Escrowed to Maturity)	480,000	511,334
5.5% 5/1/15 (Escrowed to Maturity)	520,000	553,946
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	4,188,072
Illinois Fin. Auth. Hosp. Rev. (KishHealth Sys. Proj.) Series 2008, 5.75% 10/1/35	2,400,000	2,499,024
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38	1,100,000	1,231,153
(Bradley Univ. Proj.) 5% 8/1/20 (XL Cap. Assurance, Inc. Insured)	1,440,000	1,523,938
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	2,100,000	2,182,194
(Children's Memorial Hosp. Proj.) Series 2008 A, 5.25% 8/15/33 (Assured Guaranty Corp. Insured)	1,900,000	1,933,630
(Edward Hosp. Obligated Group Proj.) Series 2008 A, 5.5% 2/1/40 (AMBAC Insured)	2,205,000	2,228,549
(Newman Foundation, Inc. Proj.) 5% 2/1/27 (Radian Asset Assurance, Inc. Insured)	1,225,000	1,177,458
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	2,800,000	2,908,388
(Northwestern Memorial Hosp. Proj.) Series 2009 A, 6% 8/15/39	3,700,000	4,115,991
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,600,000	7,913,272
(Provena Health Proj.):
Series 2009 A, 7.75% 8/15/34	6,060,000	7,293,513
Series 2010 A, 6% 5/1/28	5,300,000	5,641,903
(Rush Univ. Med. Ctr. Proj.):
Series 2009 A, 7.25% 11/1/30	1,865,000	2,192,755
Series 2009 C, 6.625% 11/1/39	2,300,000	2,539,177
Series 2009 D, 6.625% 11/1/39	2,300,000	2,539,177
Series B, 5.75% 11/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595,000	3,876,776
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37	$ 6,825,000	$ 7,193,550
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A:
5.5% 8/15/30	700,000	708,645
6% 8/15/23	1,000,000	1,072,230
(The Carle Foundation Proj.) Series 2009 A:
5.5% 2/15/15 (Assured Guaranty Corp. Insured)	6,090,000	6,374,647
5.5% 2/15/17 (Assured Guaranty Corp. Insured)	3,825,000	4,299,224
Series 2008 A, 5.625% 1/1/37	9,975,000	10,218,091
Series 2009 A, 7.25% 11/1/38	2,880,000	3,359,952
Series 2009:
6.875% 8/15/38	150,000	162,833
7% 8/15/44	6,210,000	6,762,690
Series 2010 A:
5.5% 8/15/24	1,030,000	1,095,570
5.75% 8/15/29	700,000	740,439
Series 2010, 5.25% 8/15/36	1,365,000	1,378,254
Series 2012 A:
5% 5/15/19	1,000,000	1,119,180
5% 5/15/23	700,000	753,473
Series 2012:
4% 9/1/32	1,900,000	1,650,549
5% 9/1/32	4,000,000	4,058,360
5% 9/1/38	4,600,000	4,466,784
5% 11/15/43	1,640,000	1,595,310
Series 2013:
5% 11/15/24	1,115,000	1,217,491
5% 5/15/43	3,700,000	3,386,906
Illinois Gen. Oblig.:
Series 2002, 5.5% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,068,960
Series 2006:
5% 1/1/19	1,500,000	1,703,985
5.5% 1/1/31	1,000,000	1,063,630
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	1,006,020
5% 1/1/23 (FSA Insured)	2,100,000	2,270,163
Series 2012 A, 5% 1/1/33	1,700,000	1,719,839
Series 2012:
5% 8/1/19	900,000	1,027,125
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Illinois Gen. Oblig.: - continued
Series 2012:
5% 8/1/21	$ 740,000	$ 834,905
5% 3/1/23	1,500,000	1,645,935
5% 8/1/23	1,675,000	1,836,671
5% 3/1/36	1,000,000	1,005,900
Series 2013, 5.5% 7/1/38	2,000,000	2,087,940
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 A, 5.25% 5/15/22 (FSA Insured)	1,175,000	1,254,042
Series 2002 D, 5.25% 5/15/32 (FSA Insured)	1,000,000	1,030,390
5.25% 5/15/32 (FSA Insured)	590,000	607,930
Illinois Muni. Elec. Agcy. Pwr. Supply Series A, 5.25% 2/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,360,000	3,672,211
Illinois Sales Tax Rev.:
Series 2005, 5% 6/15/30 (Pre-Refunded to 6/15/15 @ 100)	3,000,000	3,193,080
Series 2010, 5% 6/15/15	4,300,000	4,571,846
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2013 A, 5% 1/1/38	20,000,000	20,770,800
Illinois Unemployment Ins. Fund Bldg. Receipts Series 2012 A, 5% 6/15/19	1,400,000	1,482,978
Jersey & Greene Counties Cmnty. Unit School District #100 Series 2003, 0% 12/1/18 (FSA Insured)	1,100,000	969,782
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	1,938,696
0% 11/1/20 (FSA Insured)	3,850,000	3,122,966
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	3,755,082
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2001, 0% 12/1/17 (AMBAC Insured)	1,000,000	947,760
Series 2007, 6.5% 1/1/20 (AMBAC Insured) (Pre-Refunded to 1/1/20 @ 100)	900,000	1,112,922
Lake County Cmnty. Consolidated School District #73 Gen. Oblig.:
0% 12/1/16 (Escrowed to Maturity)	260,000	255,424
0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	840,000	803,057
Lake County Cmnty. Unit School District #95, Lake Zurich Series 2000 B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,735,910
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (Pre-Refunded to 3/1/14 @ 101)	$ 1,000,000	$ 1,013,900
Madison County Cmnty. United School District #007 Series A, 5% 12/1/15 (FSA Insured)	1,000,000	1,074,870
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,081,840
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,900,000	4,958,492
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	2,900,825
0% 6/15/44 (FSA Insured)	19,125,000	3,380,535
0% 6/15/45 (FSA Insured)	12,145,000	2,027,729
0% 6/15/46 (FSA Insured)	2,335,000	367,062
0% 6/15/47 (FSA Insured)	5,660,000	837,567
Series 2012 B:
0% 12/15/41	4,600,000	930,258
0% 12/15/51	5,900,000	645,578
5% 6/15/52	7,100,000	7,051,578
Series A, 0% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,155,000	3,012,678
0% 6/15/15	2,760,000	2,714,681
0% 6/15/15 (Escrowed to Maturity)	1,885,000	1,874,519
0% 6/15/15 (Escrowed to Maturity)	605,000	601,636
0% 6/15/16 (Escrowed to Maturity)	475,000	468,768
0% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,125,000	1,085,490
Quincy Hosp. Rev. Series 2007, 5% 11/15/14	1,015,000	1,046,364
Schaumburg Village Gen. Oblig. Series B, 5% 12/1/38 (Pre-Refunded to 12/1/14 @ 100)	1,900,000	1,975,373
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,663,362
Series 2009 A, 5.75% 4/1/38	4,870,000	5,343,997
Series 2010 A:
5% 4/1/25	1,700,000	1,827,364
5.25% 4/1/30	1,020,000	1,091,206
Series 2013:
6% 10/1/42	1,935,000	2,013,909
6.25% 10/1/38	1,900,000	2,031,917
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Will County Cmnty. Unit School District #365-U:
0% 11/1/14 (FSA Insured)	$ 505,000	$ 502,697
0% 11/1/16 (Escrowed to Maturity)	420,000	413,616
0% 11/1/16 (FSA Insured)	1,280,000	1,231,347
0% 11/1/18 (Escrowed to Maturity)	945,000	887,884
0% 11/1/18 (FSA Insured)	4,085,000	3,660,283
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,173,913
0% 11/1/19 (FSA Insured)	8,310,000	7,084,358
Winnebago County School District No. 122 Harlem-Loves Park Rev.:
0% 1/1/15 (FSA Insured)	2,675,000	2,632,655
0% 1/1/15 (FSA Insured) (Escrowed to Maturity)	1,605,000	1,599,639
		401,912,392
Indiana - 2.9%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875,000	3,366,280
Carlisle-Sullivan Independent School Bldg. Corp. Series 2007, 5% 7/15/20 (FSA Insured)	1,000,000	1,098,660
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29	1,000,000	1,018,090
Franklin Cmnty. Multi-School Bldg. Corp. 5% 7/15/20 (FSA Insured)	1,525,000	1,669,067
Franklin Township Independent School Bldg. Corp., Marion County 5% 7/15/20 (AMBAC Insured)	3,540,000	3,829,501
Hammond School Bldg. Corp. Series 2004, 5% 7/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,040,790
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,100,000	3,660,759
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39	1,700,000	1,744,710
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/25	1,000,000	1,071,940
5% 3/1/30	500,000	509,960
5% 3/1/41	2,590,000	2,533,512
Indiana Health & Edl. Facilities Fing. Auth. Rev.:
(Sisters of St. Francis Health Svcs., Inc. Proj.) Series 2006 E, 5.25% 5/15/41 (FSA Insured)	1,600,000	1,627,808
Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (c)	5,000,000	5,451,250
Municipal Bonds - continued
	Principal Amount	Value
Indiana - continued
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.):
Series 2001 A1, 1.5%, tender 8/1/14 (c)	$ 1,600,000	$ 1,610,544
Series 2001 A2, 1.6%, tender 2/1/17 (c)	2,800,000	2,856,840
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A, 5% 1/1/21	800,000	926,656
Indiana State Fin. Auth. Wastewtr.:
(CWA Auth. Proj.) Series 2012 A:
5% 10/1/24	850,000	973,140
5% 10/1/37	1,700,000	1,790,185
Series 2011 A, 5.25% 10/1/26	1,000,000	1,124,450
Series 2011 B, 5% 10/1/41	2,000,000	2,075,840
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/17 (AMBAC Insured)	1,000,000	957,550
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.):
Series 2007 L, 5.25% 7/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,089,240
Series A, 5.5% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,005,000	1,100,174
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	9,532,215
Jasper County Indl. Poll. Ctl. Rev. (Northern Indiana Pub. Svc. Co. Proj.) Series 1988 C, 5.6% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,072,730
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
5% 7/15/27	5,000,000	5,439,400
5% 1/15/30	4,300,000	4,617,211
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B, 5% 7/1/27	1,220,000	1,378,563
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	700,000	758,625
		65,925,690
Kansas - 0.4%
Kansas Dev. Fin. Auth. Health Facilities Rev. (Hays Med. Ctr. Proj.) Series 2005 L, 5.25% 11/15/14	650,000	671,652
Lawrence Hosp. Rev. Series 2006:
5.125% 7/1/14	520,000	528,138
5.25% 7/1/15	200,000	210,620
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	1,800,000	1,711,134
Municipal Bonds - continued
	Principal Amount	Value
Kansas - continued
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 X:
4% 11/15/18 (Escrowed to Maturity)	$ 400,000	$ 454,440
5% 11/15/17 (Escrowed to Maturity)	1,000,000	1,160,030
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2012 A, 5% 9/1/26	4,020,000	4,447,447
		9,183,461
Kentucky - 0.6%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a/ King's Daughters Med. Ctr. Proj.) Series 2010 B, 5% 2/1/21	1,185,000	1,312,660
Kentucky Econ. Dev. Fin. Auth. Rev. (Ashland Hosp. Corp. d/b/a/ King's Daughters Med. Ctr. Proj.):
Series 2008 C, 6.125% 2/1/38	5,000,000	5,380,500
Series 2010 A, 5% 2/1/30	1,605,000	1,620,697
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	1,275,000	1,321,283
5.75% 10/1/38	3,105,000	3,255,468
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,107,830
		13,998,438
Louisiana - 1.0%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39	800,000	887,904
Louisiana Pub. Facilities Auth. Rev. (Nineteenth Judicial District Court Proj.) Series 2007:
5.375% 6/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,548,390
5.5% 6/1/41 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,770,000	4,830,150
New Orleans Gen. Oblig.:
Series 2005, 5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,070,320
Series 2012:
5% 12/1/24	2,455,000	2,660,533
5% 12/1/25	2,400,000	2,584,200
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/23	2,500,000	2,830,750
5.5% 5/15/29	5,000,000	5,343,550
		21,755,797
Municipal Bonds - continued
	Principal Amount	Value
Maine - 0.2%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	$ 1,800,000	$ 1,953,234
Maine Tpk. Auth. Tpk. Rev. Series 2007:
5.25% 7/1/27 (AMBAC Insured)	1,065,000	1,148,081
5.25% 7/1/37 (AMBAC Insured)	1,500,000	1,582,050
		4,683,365
Maryland - 0.5%
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Towson Univ. Proj.) Series A, 5.25% 7/1/24	1,000,000	1,025,930
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	1,880,000	1,806,116
(Upper Chesapeake Hosp. Proj.) Series 2008 C:
5.5% 1/1/18	480,000	509,074
6% 1/1/38	4,200,000	4,521,216
(Washington County Health Sys. Proj.) Series 2008, 6% 1/1/43	1,100,000	1,111,341
Bonds (Johns Hopkins Health Sys. Obligated Group Proj.) Series 2008 B, 5%, tender 5/15/15 (c)	1,400,000	1,484,406
Series 2010, 5.625% 7/1/30	1,100,000	1,071,796
		11,529,879
Massachusetts - 1.1%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2011 I, 6.75% 1/1/36	1,000,000	1,124,660
4% 11/15/17	4,000,000	4,003,400
5.5% 7/1/44	2,600,000	2,554,630
Massachusetts Gen. Oblig. Series 2004 D, 5% 12/1/23 (Pre-Refunded to 12/1/14 @ 100)	1,100,000	1,143,637
Massachusetts Health & Edl. Facilities Auth. Rev. (CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	1,000,000	1,044,580
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2005 A:
5% 8/15/23 (Pre-Refunded to 8/15/15 @ 100)	3,000,000	3,219,060
5% 8/15/24 (Pre-Refunded to 8/15/15 @ 100)	5,000,000	5,365,100
Series 2007 A, 5% 8/15/22 (AMBAC Insured)	2,890,000	3,183,884
Springfield Gen. Oblig. Series 2005, 5% 8/1/21 (Pre-Refunded to 8/1/15 @ 100)	2,040,000	2,183,596
		23,822,547
Municipal Bonds - continued
	Principal Amount	Value
Michigan - 3.4%
Detroit School District Series 2012 A, 5% 5/1/22	$ 1,500,000	$ 1,621,815
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,600,000	1,651,936
Series 2003 B, 7.5% 7/1/33 (FSA Insured)	1,200,000	1,292,832
Series 2006 B, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,300,000	2,076,072
Detroit Wtr. Supply Sys. Rev.:
Series 2003 A, 5% 7/1/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,100,000	1,938,195
Series 2004 A, 5.25% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,003,030
Series 2005 B, 5.5% 7/1/35 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	2,665,000	2,676,220
Series 2006 B:
6.25% 7/1/36 (FSA Insured)	1,500,000	1,539,915
7% 7/1/36 (FSA Insured)	1,400,000	1,486,226
Ferris State Univ. Rev. Series 2005, 5% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,395,000	1,432,749
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2008 A, 5.5%, tender 1/15/15 (c)	1,200,000	1,255,992
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,078,660
Lapeer Cmnty. Schools Series 2007, 5% 5/1/33 (FSA Insured)	800,000	827,072
Lincoln Consolidated School District Series 2008, 5% 5/1/19 (FSA Insured)	1,355,000	1,532,939
Michigan Bldg. Auth. Rev. Series IA:
5.375% 10/15/41	1,000,000	1,058,310
5.5% 10/15/45	2,000,000	2,119,380
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32	2,200,000	1,887,578
5% 6/1/20	750,000	829,395
5% 6/1/27	1,100,000	1,118,645
5% 6/1/39	1,975,000	1,785,854
Series 2012:
5% 11/15/36	1,300,000	1,307,241
5% 11/15/42	2,950,000	2,936,401
Series 2013, 5% 8/15/29	3,865,000	4,043,834
Michigan Gen. Oblig. Series 2007, 5.25% 9/15/21 (FSA Insured)	3,625,000	4,103,754
Municipal Bonds - continued
	Principal Amount	Value
Michigan - continued
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38	$ 2,000,000	$ 2,162,360
(Sparrow Hosp. Proj.) Series 2007, 5% 11/15/15	1,390,000	1,497,725
(Trinity Health Sys. Proj.) Series 2008 A, 6.5% 12/1/33	3,500,000	3,968,615
Michigan Muni. Bond Auth. Rev. Series 2009, 5% 10/1/26	4,165,000	4,518,442
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Detroit Edison Co. Proj.) Series 2008 ET1, 5.25%, tender 8/1/14 (c)	4,250,000	4,340,398
Portage Pub. Schools Series 2008, 5% 5/1/23 (FSA Insured)	5,275,000	5,817,745
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39	900,000	1,082,520
South Redford School District Series 2005, 5% 5/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,575,000	1,655,168
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,451,874
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	5,140,470
Willow Run Cmnty. Schools County of Washtenaw Series 2005, 5% 5/1/19 (FSA Insured)	1,000,000	1,052,560
		77,291,922
Minnesota - 1.4%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	1,765,000	1,773,013
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	1,000,000	1,020,180
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2007 A, 5% 1/1/22	8,845,000	9,727,112
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs. Proj.) Series 2008 B, 6.5% 11/15/38 (Assured Guaranty Corp. Insured)	1,000,000	1,129,460
Minnesota Gen. Oblig. 5% 8/1/22	2,000,000	2,259,660
Minnesota Higher Ed. Facilities Auth. Rev. (Macalester College Proj.) Series 6, 5% 3/1/20	2,190,000	2,397,831
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.75% 5/1/25	700,000	715,554
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/21	1,915,000	2,137,504
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/17	1,225,000	1,381,849
Municipal Bonds - continued
	Principal Amount	Value
Minnesota - continued
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.): - continued
Series 2009, 5.75% 7/1/39	$ 6,690,000	$ 7,119,966
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (HealthPartners Oblig. Group Proj.) Series 2006, 5.25% 5/15/36	1,000,000	1,024,560
		30,686,689
Mississippi - 0.1%
Mississippi Hosp. Equip. & Facilities Auth. (Mississippi Baptist Med. Proj.) Series 2007 A, 5% 8/15/15	1,500,000	1,587,435
Missouri - 0.1%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38	1,000,000	1,094,910
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,371
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. (Friendship Village West County Proj.) Series A, 5.25% 9/1/16	940,000	972,844
		2,193,125
Montana - 0.1%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Proj.) Series 1998 A, 5% 5/1/33	2,900,000	3,076,175
Nebraska - 0.3%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 0.66% 12/1/17 (c)	1,000,000	953,320
Douglas County Hosp. Auth. #2 Health Facilities Rev. (Children's Hosp. Proj.) Series 2008 B, 6% 8/15/24	1,915,000	2,058,089
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/26	2,550,000	2,784,753
		5,796,162
Nevada - 0.8%
Clark County Wtr. Reclamation District:
Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	1,400,000	1,566,446
5.625% 7/1/32	10,730,000	11,851,285
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,148,064
Series 2012 B, 5% 6/1/42	3,260,000	3,385,673
		18,951,468
Municipal Bonds - continued
	Principal Amount	Value
New Hampshire - 0.5%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39	$ 2,900,000	$ 3,015,362
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	2,200,000	2,221,054
Series 2012:
4% 7/1/23	1,000,000	984,560
4% 7/1/32	900,000	786,582
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	3,400,403
5% 2/1/20	1,300,000	1,522,287
		11,930,248
New Jersey - 2.0%
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (Pre-Refunded to 11/1/15 @ 100)	600,000	657,078
New Jersey Ctfs. of Prtn. Series 2009 A:
5% 6/15/14	5,000,000	5,086,750
5.125% 6/15/24	1,500,000	1,625,010
5.25% 6/15/28	1,000,000	1,077,730
New Jersey Econ. Dev. Auth. School Facilities Construction Rev.:
Series 2005 O:
5.125% 3/1/28 (Pre-Refunded to 3/1/15 @ 100)	600,000	631,500
5.25% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	1,000,000	1,053,840
5.25% 3/1/25 (Pre-Refunded to 3/1/15 @ 100)	800,000	843,072
Series 2011 EE, 5% 9/1/20	4,650,000	5,442,593
Series 2012, 5% 6/15/21	1,600,000	1,807,648
Series 2013:
5% 3/1/23	4,500,000	5,139,045
5% 3/1/24	6,200,000	6,999,676
5% 3/1/25	700,000	782,152
6% 12/15/34	1,675,000	1,866,151
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	3,700,000	3,762,382
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	1,300,000	1,490,164
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	469,900
Series 2008 A, 0% 12/15/35	24,090,000	7,515,357
		46,250,048
Municipal Bonds - continued
	Principal Amount	Value
New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/18	$ 3,000,000	$ 3,462,450
New York - 9.6%
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,200,000	5,558,748
New York City Gen. Oblig.:
Series 2005 A, 5.25% 9/1/14 (Escrowed to Maturity)	25,000	25,717
Series 2005 F1:
5% 9/1/25	50,000	52,597
5% 9/1/25 (Pre-Refunded to 9/1/15 @ 100)	2,950,000	3,168,271
5.25% 9/1/14	675,000	694,724
Series 2005 G, 5% 8/1/15	2,800,000	2,996,224
Series 2008 A1, 5.25% 8/15/27	2,200,000	2,477,530
Series 2008 D1, 5.125% 12/1/23	1,000,000	1,136,140
Series 2009 I1, 5.625% 4/1/29	1,000,000	1,144,520
Series 2012 A1, 5% 8/1/24	2,720,000	3,084,398
Series 2012 F, 5% 8/1/24	10,525,000	11,938,508
Series 2012 G1, 5% 4/1/25	5,040,000	5,671,058
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	1,065,000	1,168,880
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,017,790
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,013,440
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 A, 5.75% 6/15/40	5,400,000	6,037,740
Series 2009 CC, 5% 6/15/34	3,585,000	3,785,724
Series 2009 EE, 5.25% 6/15/40	3,300,000	3,513,477
Series 2009 FF 2, 5.5% 6/15/40	4,800,000	5,204,304
Series 2011 EE, 5.375% 6/15/43	22,705,000	24,349,750
Series 2012 EE, 5.25% 6/15/30	6,300,000	7,092,918
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S2:
6% 7/15/33	6,415,000	7,241,380
6% 7/15/38	13,000,000	14,628,510
Series 2009 S3, 5.25% 1/15/39	8,300,000	8,930,634
Series 2009 S4:
5.5% 1/15/39	1,200,000	1,324,692
5.75% 1/15/39	2,500,000	2,794,200
Municipal Bonds - continued
	Principal Amount	Value
New York - continued
New York City Transitional Fin. Auth. Bldg. Aid Rev.: - continued
Series S1:
5% 7/15/24	$ 2,000,000	$ 2,281,980
5% 7/15/27	2,000,000	2,225,380
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A:
4% 5/15/21	1,500,000	1,662,510
4% 5/15/22	5,000,000	5,467,450
5% 5/15/23	2,000,000	2,315,000
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2006 D, 5% 3/15/20	3,500,000	3,870,440
Series 2007 A, 5% 3/15/32	3,900,000	4,145,427
Series 2008 B, 5.75% 3/15/36	5,500,000	6,256,250
Series 2009 A, 5% 2/15/34	1,750,000	1,870,033
New York Dorm. Auth. Revs. (New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24	400,000	428,384
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,554,610
Series 2008 A, 5.25% 11/15/36	4,600,000	4,768,452
Series 2008 C, 6.5% 11/15/28	3,600,000	4,240,980
Series 2012 D, 5% 11/15/25	9,500,000	10,576,065
Series 2012 F, 5% 11/15/24	4,600,000	5,157,980
New York Sales Tax Asset Receivables Corp. Series 2005 A, 5.25% 10/15/27 (AMBAC Insured)	1,000,000	1,031,100
New York Thruway Auth. Gen. Rev.:
Series 2005 G, 5.25% 1/1/27	1,000,000	1,058,440
Series 2007 H:
5% 1/1/25	4,000,000	4,387,000
5% 1/1/26	2,500,000	2,729,175
New York Thruway Auth. Personal Income Tax Rev. Series 2007 A, 5.25% 3/15/25	2,000,000	2,244,640
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series 2007 A, 5% 4/1/21	1,900,000	2,121,635
Tobacco Settlement Fing. Corp.:
Series 2011:
5% 6/1/17	4,000,000	4,542,600
5% 6/1/17	3,600,000	4,088,340
Series 2013 B:
5% 6/1/20	4,600,000	5,025,730
Municipal Bonds - continued
	Principal Amount	Value
New York - continued
Tobacco Settlement Fing. Corp.: - continued
Series 2013 B:
5% 6/1/21	$ 2,000,000	$ 2,170,140
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,333,761
		216,605,376
North Carolina - 1.0%
Charlotte Int'l. Arpt. Rev. (Charlotte Douglas Int'l. Arpt. Proj.) Series 2010 A:
5% 7/1/21	1,000,000	1,142,020
5% 7/1/22	1,965,000	2,209,485
5% 7/1/23	2,075,000	2,310,035
Dare County Ctfs. of Prtn. Series 2004, 5.25% 6/1/21 (Pre-Refunded to 6/1/14 @ 100)	1,110,000	1,128,049
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,287,636
Series 2012, 5% 11/1/41	1,630,000	1,661,850
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/26	3,600,000	3,895,308
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	2,956,613
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	1,000,000	1,064,260
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	3,106,480
Randolph County Ctfs. of Prtn. 5% 2/1/20 (Pre-Refunded to 2/1/17 @ 100)	1,500,000	1,698,090
		22,459,826
North Dakota - 0.3%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,558,620
McLean County Solid Waste Facilities Rev. (Great River Energy Projects) Series 2010 B, 5.15% 7/1/40	3,700,000	3,770,522
Ward County Health Care Facility Rev. (Trinity Med. Ctr. Proj.) Series 2006, 5.125% 7/1/21	1,065,000	1,086,055
		6,415,197
Ohio - 1.3%
American Muni. Pwr., Inc. Rev. (Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	900,000	921,492
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	1,500,000	1,606,875
Municipal Bonds - continued
	Principal Amount	Value
Ohio - continued
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1: - continued
5% 6/1/17	$ 1,755,000	$ 1,921,585
Cleveland Gen. Oblig. Series C:
5.25% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,090,000	1,275,562
5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,244,114
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	4,926,050
Lake County Hosp. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) Series 2008 C, 6% 8/15/43	2,500,000	2,623,850
Lucas County Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	1,900,000	2,206,413
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	4,400,000	3,406,832
Ohio Air Quality Dev. Auth. Rev. Series 2009 C, 5.625% 6/1/18	700,000	760,025
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	1,220,146
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (c)	4,000,000	4,341,280
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,300,000	2,482,114
		28,936,338
Oklahoma - 0.6%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2005, 5.5% 10/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,054,670
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C:
5.5% 8/15/20	2,000,000	2,280,160
5.5% 8/15/22	2,400,000	2,662,968
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	3,625,000	3,684,849
Series 2012:
5% 2/15/21	955,000	1,107,323
Municipal Bonds - continued
	Principal Amount	Value
Oklahoma - continued
Oklahoma Dev. Fin. Auth. Rev.: - continued
Series 2012:
5% 2/15/24	$ 1,800,000	$ 2,029,122
Tulsa County Indl. Auth. Health Care Rev. Series 2006, 5% 12/15/17	1,205,000	1,341,322
		14,160,414
Oregon - 0.3%
Forest Grove Campus Impt. Rev. (Pacific Univ. Proj.) Series 2009, 6.375% 5/1/39	1,800,000	1,816,830
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	1,900,000	2,129,197
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	642,537
Yamhill County School District #029J Newberg Series 2005, 5.5% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,181,220
		5,769,784
Pennsylvania - 1.5%
Allegheny County Hosp. Dev. Auth. Rev.:
(Pittsburgh Med. Ctr. Proj.) Series A, 5% 9/1/14	2,400,000	2,466,120
(Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A:
4.7% 8/15/19	1,000,000	1,148,530
5% 8/15/20	3,000,000	3,416,520
Annville-Cleona School District Series 2005, 5.5% 3/1/21 (FSA Insured)	1,200,000	1,247,472
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (c)	3,400,000	3,468,238
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46	1,000,000	1,150,410
Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	1,700,000	1,923,482
5% 1/1/23	1,000,000	1,075,300
Mifflin County School District Series 2007, 7.75% 9/1/30 (XL Cap. Assurance, Inc. Insured)	400,000	468,336
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	1,878,160
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24	1,400,000	1,536,640
Pennsylvania Gen. Oblig. Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	700,000	794,990
Municipal Bonds - continued
	Principal Amount	Value
Pennsylvania - continued
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) Seventeenth Series, 5.375% 7/1/20 (FSA Insured)	$ 500,000	$ 501,275
(1998 Gen. Ordinance Proj.):
Fifth Series A1, 5% 9/1/33 (FSA Insured)	150,000	150,717
Ninth Series, 5.25% 8/1/40	3,800,000	3,841,572
Seventh Series, 5% 10/1/37 (AMBAC Insured)	2,100,000	2,102,646
Philadelphia Gen. Oblig.:
Series 2008 A, 5.25% 12/15/32 (FSA Insured)	2,500,000	2,629,925
Series 2008 B, 7.125% 7/15/38 (Assured Guaranty Corp. Insured)	1,000,000	1,163,150
Philadelphia School District Series 2005 A, 5% 8/1/22 (AMBAC Insured)	300,000	310,092
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22	1,000,000	1,115,930
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,051,750
		34,441,255
Puerto Rico - 0.0%
Puerto Rico Pub. Bldg. Auth. Rev. Series N, 5.5% 7/1/22	1,300,000	932,243
Rhode Island - 0.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series A, 5.25% 9/15/19 (Pre-Refunded to 9/15/14 @ 100)	1,410,000	1,453,456
South Carolina - 1.5%
Greenwood Fifty School Facilities Installment 5% 12/1/21 (Assured Guaranty Corp. Insured)	1,000,000	1,117,270
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2007, 5% 11/1/14	1,000,000	1,035,340
Scago Edl. Facilities Corp. for Colleton School District (School Proj.):
5% 12/1/16 (Assured Guaranty Corp. Insured)	1,000,000	1,091,980
5% 12/1/18 (Assured Guaranty Corp. Insured)	1,880,000	2,045,308
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	2,900,000	3,057,209
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) Series 2007, 5% 4/1/18	1,765,000	1,833,200
Municipal Bonds - continued
	Principal Amount	Value
South Carolina - continued
South Carolina Pub. Svc. Auth. (Santee Cooper) Rev. Oblig.:
Series 2012 C:
5% 12/1/15	$ 3,220,000	$ 3,489,256
5% 12/1/18	7,000,000	8,170,960
Series 2013 E, 5.5% 12/1/53	6,500,000	6,749,340
South Carolina Pub. Svc. Auth. Rev. (Santee Cooper Proj.) Series 2009 B, 5.25% 1/1/39	2,700,000	2,824,389
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	1,590,000	1,712,875
		33,127,127
Tennessee - 0.3%
Clarksville Natural Gas Acquisition Corp. Gas Rev. Series 2006, 5% 12/15/15	2,525,000	2,694,756
Jackson Hosp. Rev. (Jackson-Madison County Gen. Hosp. Proj.) Series 2008, 5.75% 4/1/41	1,500,000	1,583,625
Knox County Health Edl. & Hsg. Facilities Board Rev. (Univ. Health Sys. Proj.) Series 2007, 5% 4/1/16	1,700,000	1,798,515
		6,076,896
Texas - 10.7%
Aledo Independent School District (School Bldg. Proj.) Series 2006 A, 5% 2/15/43	2,000,000	2,121,040
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/19	1,500,000	1,744,635
Austin Independent School District Series 2006, 5.25% 8/1/14	1,000,000	1,025,010
Bastrop Independent School District Series 2007:
5.25% 2/15/37	1,000,000	1,077,880
5.25% 2/15/42	3,255,000	3,494,731
Beaumont Independent School District Series 2009, 5% 2/15/24 (Assured Guaranty Corp. Insured)	1,025,000	1,124,405
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5% 5/1/19 (XL Cap. Assurance, Inc. Insured)	1,715,000	1,887,443
5% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,325,000	1,453,830
Brazosport College District Series 2008, 5.5% 2/15/33 (Assured Guaranty Corp. Insured)	1,000,000	1,098,160
Canyon Reg'l. Wtr. Auth. Contract Rev. (Wells Ranch Proj.) 5% 8/1/21 (AMBAC Insured)	1,670,000	1,842,778
Comal Independent School District Series 1996, 0% 2/1/16	2,235,000	2,212,024
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Corpus Christi Util. Sys. Rev. 5% 7/15/23	$ 3,400,000	$ 3,849,684
Cotulla Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	4,170,000	4,759,054
Crowley Independent School District Series 2006, 5.25% 8/1/33	500,000	539,010
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	5,615,000	6,016,360
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/22	1,500,000	1,660,815
Series 2010 A, 5% 11/1/42	5,200,000	5,276,856
Dallas Independent School District Series 2008, 6.375% 2/15/34	500,000	585,300
Dallas Wtrwks. & Swr. Sys. Rev. Series 2008, 5% 10/1/33	3,000,000	3,226,350
Freer Independent School District Series 2007, 5.25% 8/15/37	1,000,000	1,076,520
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	2,993,696
Granbury Independent School District 0% 8/1/19	1,000,000	909,290
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	26,800,000	27,002,584
5.5% 4/1/53	2,300,000	2,318,676
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	5,200,000	5,280,860
Harris County Gen. Oblig. (Road Proj.) Series 2008 B, 5.25% 8/15/47	11,600,000	11,952,640
Houston Arpt. Sys. Rev. Series 2011 B:
5% 7/1/25	1,460,000	1,617,797
5% 7/1/26	3,000,000	3,299,460
Houston Independent School District:
Bonds Series 2012, 2.5%, tender 6/1/15 (c)	3,800,000	3,904,082
Series 2005 A, 0% 2/15/16	2,800,000	2,765,084
Judson Independent School District:
Series 2005 B, 5% 2/1/23 (Pre-Refunded to 2/1/14 @ 100)	860,000	860,000
5% 2/1/23 (FSA Insured)	385,000	386,020
Kermit Independent School District Series 2007, 5.25% 2/15/32	600,000	646,002
Lewisville Independent School District 0% 8/15/18	1,025,000	963,992
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35	1,000,000	1,058,630
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Lower Colorado River Auth. Rev.:
5.75% 5/15/37	$ 120,000	$ 123,156
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	30,000	32,096
Lubbock Cooper Independent School District:
5.75% 2/15/42 (Assured Guaranty Corp. Insured)	4,500,000	4,991,490
6% 2/15/49 (Assured Guaranty Corp. Insured)	5,000,000	5,690,150
Lubbock Gen. Oblig. (Wtrwks. Sys. Surplus Proj.) Series 2005, 5% 2/15/16 (FSA Insured)	1,260,000	1,317,645
Magnolia Independent School District Series 2005, 5.25% 8/15/29 (Pre-Refunded to 8/15/15 @ 100)	1,300,000	1,398,839
Mansfield Independent School District 5.5% 2/15/17	15,000	15,062
McLennan County Jr. College District 5% 8/15/15 (Pre-Refunded to 8/15/14 @ 100)	1,120,000	1,148,347
New Caney Independent School District Series 2007 A, 5.25% 2/15/37	6,820,000	7,408,566
North Forest Independent School District Series A, 5% 8/15/18	2,125,000	2,359,770
North Harris County Reg'l. Wtr. Auth. Series 2005, 5.25% 12/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,079,220
North Texas Muni. Wtr. District Reg'l. Wastewtr. Sys. Rev. Series 2008:
5% 6/1/24	1,000,000	1,118,320
5% 6/1/25	2,100,000	2,336,523
North Texas Muni. Wtr. District Wtr. Sys. Rev. Series 2006, 5% 9/1/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,042,570
North Texas Tollway Auth. Dallas North Tollway Sys. Rev. Series 2005 A, 5% 1/1/35 (Pre-Refunded to 1/1/15 @ 100)	1,000,000	1,043,220
North Texas Tollway Auth. Rev.:
Bonds Series 2008 E3, 5.75%, tender 1/1/16 (c)	5,000,000	5,455,100
Series 2008 A:
6% 1/1/24	1,000,000	1,123,880
6% 1/1/25	6,000,000	6,733,800
Series 2008 I, 0% 1/1/42 (Assured Guaranty Corp. Insured) (a)	1,700,000	1,846,574
Series 2009 A, 6.25% 1/1/39	3,000,000	3,344,460
Series 2011 A:
5.5% 9/1/41	870,000	944,446
6% 9/1/41	2,100,000	2,354,499
Series 2011 D, 5% 9/1/28	4,700,000	5,175,123
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Prosper Independent School District:
Series 2005, 5.125% 8/15/30	$ 400,000	$ 420,512
Series 2007, 5.375% 8/15/33	2,400,000	2,615,472
Rockdale Independent School District:
Series 2007 A, 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	220,000	241,998
5.25% 2/15/37	580,000	612,283
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	600,000	684,498
San Antonio Elec. & Gas Sys. Rev.:
Series 2008, 5% 2/1/24	1,000,000	1,118,540
Series 2012, 5.25% 2/1/25	1,600,000	1,928,224
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	4,069,407
5% 5/15/26	7,000,000	8,019,130
San Jacinto Cmnty. College District Series 2009, 5% 2/15/39	1,605,000	1,705,971
Seminole Independent School District Series A, 5% 2/15/21	3,200,000	3,560,512
Spring Branch Independent School District Series 2008, 5.25% 2/1/38	1,000,000	1,063,860
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Health Care Sys. Proj.) Series 2009, 5.75% 11/15/24	1,800,000	2,034,972
(Scott & White Healthcare Proj.) Series 2013 A, 4% 8/15/43	1,005,000	857,938
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs. Proj.) 5% 11/15/15	1,000,000	1,044,950
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. 5% 2/15/16	4,500,000	4,887,945
Texas Gen. Oblig.:
(Trans. Commission Mobility Fund Proj.) Series 2005 A, 4.75% 4/1/35	2,430,000	2,481,759
Series 2006 A, 5% 4/1/29	1,020,000	1,109,831
Series 2006, 5% 4/1/27	2,100,000	2,246,013
Series 2008, 5% 4/1/25	1,500,000	1,684,275
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,340,000	2,309,369
0% 9/1/16 (Escrowed to Maturity)	15,000	14,786
0% 9/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,045,000	4,909,643
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	$ 2,100,000	$ 2,319,114
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2009, 6.875% 12/31/39	3,800,000	4,146,066
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2012 B, 1.25%, tender 2/15/15 (c)	1,200,000	1,206,492
Texas Trans. Commission State Hwy. Fund Rev. Series 2007:
5% 4/1/21	1,300,000	1,465,438
5% 4/1/25	1,200,000	1,344,336
5% 4/1/26	1,500,000	1,672,995
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000,000	1,149,410
Univ. of Texas Board of Regents Sys. Rev. Series 2007 F, 4.75% 8/15/27	2,085,000	2,264,164
Waller Independent School District 5.5% 2/15/33	5,100,000	5,596,536
		241,899,993
Utah - 0.2%
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25	1,680,000	1,846,908
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38	1,785,000	1,905,041
		3,751,949
Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5.5% 12/1/28 (FSA Insured)	3,900,000	4,144,179
Washington - 3.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	660,744
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series 2005 A:
5% 1/1/18	960,000	993,014
5% 1/1/18 (Pre-Refunded to 1/1/15 @ 100)	135,000	140,835
Kent Spl. Events Ctr. Pub. Facilities District Rev. Series 2008, 5.25% 12/1/32 (FSA Insured)	3,000,000	3,187,710
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43	7,700,000	8,441,895
Series 2009, 5.25% 1/1/42	1,000,000	1,069,380
Municipal Bonds - continued
	Principal Amount	Value
Washington - continued
King County Swr. Rev.: - continued
Series 2010, 5% 1/1/50	$ 2,200,000	$ 2,282,852
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,342,612
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,978,870
Washington Gen. Oblig.:
Series 1999 S2, 0% 1/1/19 (FSA Insured)	10,000,000	9,302,200
Series 2006 A, 5% 7/1/24 (Pre-Refunded to 7/1/15 @ 100)	1,595,000	1,701,004
Series B, 5% 7/1/28 (Pre-Refunded to 7/1/15 @ 100)	1,000,000	1,066,460
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,168,350
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	7,854,070
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Assured Guaranty Corp. Insured)	1,500,000	1,615,845
Series 2010 A, 5.25% 8/15/20	2,325,000	2,662,218
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	3,800,000	4,076,982
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500,000	1,600,710
Series 2012 A, 5% 10/1/24	6,700,000	7,567,382
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38	2,200,000	2,348,236
		69,061,369
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35	1,300,000	1,372,475
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,000,000	1,055,260
		2,427,735
Wisconsin - 0.5%
Evansville Cmnty. School District 5% 4/1/16 (FSA Insured)	1,000,000	1,081,280
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,000,000	1,049,400
Municipal Bonds - continued
	Principal Amount	Value
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
(Agnesian HealthCare, Inc. Proj.): - continued
Series 2010:
5.75% 7/1/30	$ 1,000,000	$ 1,090,320
Series 2013 B:
5% 7/1/26	750,000	805,238
5% 7/1/36	1,900,000	1,942,845
(Children's Hosp. of Wisconsin Proj.) Series 2008 A, 5.25% 8/15/23	2,000,000	2,209,680
(Marshfield Clinic Proj.) Series A, 5.375% 2/15/34	1,000,000	1,010,580
Series 2012:
5% 10/1/24	1,400,000	1,566,684
5% 6/1/39	390,000	388,861
		11,144,888
Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	2,832,492
TOTAL MUNICIPAL BONDS (Cost $2,105,246,863)		2,197,630,164
Municipal Notes - 0.2%

Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17 (Cost $3,938,840)	3,600,000	4,009,140
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $2,109,185,703)		2,201,639,304
NET OTHER ASSETS (LIABILITIES) - 2.6%		58,287,375
NET ASSETS - 100%		$ 2,259,926,679
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 28,201
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
General Obligations	33.8%
Health Care	19.5%
Transportation	10.6%
Water & Sewer	10.5%
Electric Utilities	7.2%
Special Tax	6.0%
Others* (Individually Less Than 5%)	12.4%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,109,185,703)		$ 2,201,639,304
Cash		40,967,266
Receivable for fund shares sold		1,250,107
Interest receivable		25,342,185
Prepaid expenses		4,233
Receivable from investment adviser for expense reductions		382,869
Other receivables		1,579
Total assets		2,269,587,543

Liabilities
Payable for investments purchased	$ 2,750,917
Payable for fund shares redeemed	1,752,910
Distributions payable	3,908,330
Accrued management fee	674,038
Other affiliated payables	530,535
Other payables and accrued expenses	44,134
Total liabilities		9,660,864

Net Assets		$ 2,259,926,679
Net Assets consist of:
Paid in capital		$ 2,175,736,562
Undistributed net investment income		510,013
Accumulated undistributed net realized gain (loss) on investments		(8,773,497)
Net unrealized appreciation (depreciation) on investments		92,453,601
Net Assets, for 202,136,339 shares outstanding		$ 2,259,926,679
Net Asset Value, offering price and redemption price per share ($2,259,926,679 ÷ 202,136,339 shares)		$ 11.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Interest		$ 96,194,324
Income from Fidelity Central Funds		28,201
Total income		96,222,525

Expenses
Management fee	$ 8,689,832
Transfer agent fees	1,795,641
Accounting fees and expenses	425,018
Custodian fees and expenses	29,011
Independent trustees' compensation	9,174
Registration fees	234,888
Audit	53,434
Legal	7,202
Miscellaneous	19,601
Total expenses before reductions	11,263,801
Expense reductions	(5,272,035)	5,991,766
Net investment income (loss)		90,230,759
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,617,558
Change in net unrealized appreciation (depreciation) on investment securities		(127,185,919)
Net gain (loss)		(123,568,361)
Net increase (decrease) in net assets resulting from operations		$ (33,337,602)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,230,759	$ 85,011,574
Net realized gain (loss)	3,617,558	2,363,134
Change in net unrealized appreciation (depreciation)	(127,185,919)	52,000,486
Net increase (decrease) in net assets resulting from operations	(33,337,602)	139,375,194
Distributions to shareholders from net investment income	(90,009,300)	(84,158,476)
Distributions to shareholders from net realized gain	-	(43,812)
Total distributions	(90,009,300)	(84,202,288)
Share transactions Proceeds from sales of shares	1,281,890,321	784,195,132
Reinvestment of distributions	47,915,444	52,795,488
Cost of shares redeemed	(1,442,037,412)	(630,783,264)
Net increase (decrease) in net assets resulting from share transactions	(112,231,647)	206,207,356
Redemption fees	49,250	35,639
Total increase (decrease) in net assets	(235,529,299)	261,415,901

Net Assets
Beginning of period	2,495,455,978	2,234,040,077
End of period (including undistributed net investment income of $510,013 and undistributed net investment income of $296,357, respectively)	$ 2,259,926,679	$ 2,495,455,978
Other Information Shares
Sold	114,509,357	67,527,435
Issued in reinvestment of distributions	4,253,184	4,541,611
Redeemed	(129,425,682)	(54,314,624)
Net increase (decrease)	(10,663,141)	17,754,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.73	$ 11.45	$ 10.42	$ 10.76	$ 10.20
Income from Investment Operations
Net investment income (loss) B	.425	.411	.436	.445	.444
Net realized and unrealized gain (loss)	(.551)	.276	1.033	(.340)	.558
Total from investment operations	(.126)	.687	1.469	.105	1.002
Distributions from net investment income	(.424)	(.407)	(.439)	(.445)	(.444)
Distributions from net realized gain	-	- F	-	-	-
Total distributions	(.424)	(.407)	(.439)	(.445)	(.444)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.002
Net asset value, end of period	$ 11.18	$ 11.73	$ 11.45	$ 10.42	$ 10.76
Total Return A	(1.03)%	6.09%	14.40%	.89%	10.02%
Ratios to Average Net Assets C, E
Expenses before reductions	.47%	.47%	.47%	.47%	.47%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.24%	.25%
Net investment income (loss)	3.77%	3.54%	4.01%	4.09%	4.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,259,927	$ 2,495,456	$ 2,234,040	$ 1,730,801	$ 1,825,702
Portfolio turnover rate D	14%	5%	8%	18%	14%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management &

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 116,776,513
Gross unrealized depreciation	(24,123,477)
Net unrealized appreciation (depreciation) on securities and other investments	$ 92,653,036

Tax Cost	$ 2,108,986,268

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (7,965,824)
Net unrealized appreciation (depreciation)	$ 92,653,036

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (4,899,820)
2018	(3,066,004)
Total capital loss carryforward	$ (7,965,824)

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Tax-exempt Income	$ 90,009,300	$ 84,158,476
Ordinary Income	-	43,812
Total	$ 90,009,300	$ 84,202,288

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $334,170,727 and $397,560,392, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, under which FIIOC performs the activities associated with the Fund's transfer agency, dividend disbursing and shareholder servicing functions. The Fund pays Citibank account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,905 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $5,246,186.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25,849.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax-Free Bond Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 17, 2014, to shareholders of record at the opening of business on March 14, 2014, a distribution of $0.001 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2014, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of the investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii)  enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its September 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate." The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SFB-UANN-0314
1.789257.111

Fidelity®

Series 1000 Value Index

Fund

Fidelity Series 1000 Value Index
Fund

Class F

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series 1000 Value Index Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 7, 2013 to January 31, 2014). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value January 31, 2014	Expenses Paid During Period
Series 1000 Value Index	.10%
Actual		$ 1,000.00	$ 1,004.40	$ .24 C
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51 D
Class F	.05%
Actual		$ 1,000.00	$ 1,004.40	$ .12 C
HypotheticalA		$ 1,000.00	$ 1,024.95	$ .26 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 86/365 (to reflect the period November 7, 2013 to January 31, 2014).

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2014
% of fund's net assets
Exxon Mobil Corp.	4.5
General Electric Co.	2.9
Wells Fargo & Co.	2.4
Johnson & Johnson	2.4
Chevron Corp.	2.4
Procter & Gamble Co.	2.3
JPMorgan Chase & Co.	2.3
Pfizer, Inc.	2.3
Berkshire Hathaway, Inc. Class B	2.2
Bank of America Corp.	2.0
25.7
Market Sectors as of January 31, 2014
% of fund's net assets
Financials	28.9
Energy	14.4
Health Care	13.4
Industrials	10.3
Information Technology	8.9
Consumer Discretionary	6.3
Utilities	6.1
Consumer Staples	5.8
Materials	2.9
Telecommunication Services	2.5

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.5%
Allison Transmission Holdings, Inc.	5,421	$ 155,745
Gentex Corp.	11,121	360,209
Johnson Controls, Inc.	125,924	5,807,615
Lear Corp.	13,176	953,020
TRW Automotive Holdings Corp. (a)	19,816	1,469,356
		8,745,945
Automobiles - 0.8%
Ford Motor Co.	460,629	6,891,010
General Motors Co.	153,115	5,524,389
		12,415,399
Distributors - 0.0%
Genuine Parts Co.	1,529	125,760
Diversified Consumer Services - 0.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	17,943	579,379
DeVry, Inc.	11,460	414,164
Graham Holdings Co.	795	497,718
Service Corp. International	8,398	148,645
Weight Watchers International, Inc. (d)	2,232	60,331
		1,700,237
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. unit	76,825	3,010,772
Choice Hotels International, Inc.	4,785	232,216
Darden Restaurants, Inc.	8,202	405,507
Hyatt Hotels Corp. Class A (a)	8,150	389,489
Marriott International, Inc. Class A	4,959	244,479
MGM Mirage, Inc. (a)	68,388	1,665,932
Norwegian Cruise Line Holdings Ltd.	341	11,942
Penn National Gaming, Inc. (a)	12,540	147,094
Royal Caribbean Cruises Ltd.	30,056	1,490,778
Starwood Hotels & Resorts Worldwide, Inc.	20,612	1,539,923
Wendy's Co.	51,576	467,794
		9,605,926
Household Durables - 0.7%
D.R. Horton, Inc. (d)	51,868	1,217,861
Garmin Ltd. (d)	22,548	1,015,787
Harman International Industries, Inc.	12,493	1,292,151
Leggett & Platt, Inc.	26,304	789,646
Lennar Corp. Class A	30,413	1,221,386
Mohawk Industries, Inc. (a)	11,149	1,585,165
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Newell Rubbermaid, Inc.	22,315	$ 689,534
NVR, Inc. (a)	143	164,938
Taylor Morrison Home Corp.	744	15,736
Toll Brothers, Inc. (a)	31,121	1,143,697
Whirlpool Corp.	13,536	1,804,349
		10,940,250
Internet & Catalog Retail - 0.1%
Liberty Interactive Corp. Series A (a)	89,596	2,393,109
zulily, Inc.	991	39,392
		2,432,501
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	3,142	154,335
Media - 2.7%
CBS Corp. Class B	9,495	557,546
Comcast Corp. Class A	36,659	1,996,083
DreamWorks Animation SKG, Inc. Class A (a)	13,447	453,702
Gannett Co., Inc.	42,179	1,161,188
Interpublic Group of Companies, Inc.	43,034	702,315
John Wiley & Sons, Inc. Class A	8,292	448,929
Liberty Global PLC Class A (a)	10,823	865,082
Liberty Media Corp. Class A (a)	17,604	2,316,510
News Corp. Class A (a)	23,802	379,880
Regal Entertainment Group Class A (d)	11,681	227,780
Sirius XM Holdings, Inc. (a)(d)	299,597	1,072,557
Starz - Liberty Capital Series A (a)	2,251	62,983
The Walt Disney Co.	257,583	18,703,102
Thomson Reuters Corp.	68,682	2,477,794
Time Warner, Inc.	171,382	10,767,931
Twenty-First Century Fox, Inc. Class A	96,107	3,058,125
		45,251,507
Multiline Retail - 0.3%
Big Lots, Inc. (a)	7,793	208,774
Dillard's, Inc. Class A	1,628	142,124
J.C. Penney Co., Inc. (a)(d)	43,144	255,412
Kohl's Corp.	40,865	2,068,995
Macy's, Inc.	15,907	846,252
Sears Holdings Corp. (a)(d)	7,895	287,141
Target Corp.	25,561	1,447,775
		5,256,473
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.5%
Aarons, Inc. Class A	11,716	$ 315,043
Abercrombie & Fitch Co. Class A	12,597	445,682
American Eagle Outfitters, Inc.	12,514	169,314
Ascena Retail Group, Inc. (a)	19,900	373,324
Best Buy Co., Inc.	36,822	866,790
Chico's FAS, Inc.	1,876	31,142
CST Brands, Inc.	10,988	350,847
DSW, Inc. Class A	1,153	43,410
Foot Locker, Inc.	24,440	943,384
GameStop Corp. Class A (d)	21,871	767,016
Guess?, Inc.	10,808	303,164
Murphy U.S.A., Inc.	8,702	337,115
Signet Jewelers Ltd.	13,596	1,081,562
Staples, Inc.	122,193	1,608,060
		7,635,853
Textiles, Apparel & Luxury Goods - 0.0%
Deckers Outdoor Corp. (a)(d)	3,521	274,462
PVH Corp.	1,682	203,303
		477,765
TOTAL CONSUMER DISCRETIONARY		104,741,951
CONSUMER STAPLES - 5.8%
Beverages - 0.2%
Beam, Inc.	29,577	2,463,764
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,665	127,656
Molson Coors Brewing Co. Class B	25,725	1,354,164
		3,945,584
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	199,212	13,490,637
Safeway, Inc.	40,871	1,276,810
Sprouts Farmers Market LLC	1,095	39,135
Sysco Corp.	71,385	2,504,186
Wal-Mart Stores, Inc.	99,729	7,447,762
Walgreen Co.	43,035	2,468,057
		27,226,587
Food Products - 1.4%
Archer Daniels Midland Co.	111,978	4,420,891
Bunge Ltd.	27,067	2,050,596
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Campbell Soup Co.	10,896	$ 449,024
ConAgra Foods, Inc.	5,795	184,223
Dean Foods Co. (a)	16,990	268,442
Ingredion, Inc.	12,535	780,931
Kellogg Co.	3,683	213,540
Mondelez International, Inc.	328,056	10,743,834
Pinnacle Foods, Inc.	2,595	70,065
The J.M. Smucker Co.	17,164	1,654,438
Tyson Foods, Inc. Class A	51,508	1,926,399
		22,762,383
Household Products - 2.5%
Clorox Co.	3,926	346,548
Energizer Holdings, Inc.	11,465	1,083,443
Kimberly-Clark Corp.	11,605	1,269,239
Procter & Gamble Co.	503,814	38,602,229
		41,301,459
Personal Products - 0.0%
Coty, Inc. Class A	3,492	47,107
Tobacco - 0.0%
Reynolds American, Inc.	14,115	684,578
TOTAL CONSUMER STAPLES		95,967,698
ENERGY - 14.4%
Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc. (a)	8,497	402,758
Baker Hughes, Inc.	76,114	4,311,097
Cameron International Corp. (a)	16,878	1,012,174
Diamond Offshore Drilling, Inc. (d)	12,694	616,167
Frank's International NV (d)	3,389	79,438
Helmerich & Payne, Inc.	17,458	1,537,002
McDermott International, Inc. (a)(d)	43,085	359,329
Nabors Industries Ltd.	54,271	926,949
National Oilwell Varco, Inc.	78,546	5,891,735
Oil States International, Inc. (a)	10,133	951,995
Patterson-UTI Energy, Inc.	27,057	695,094
Rowan Companies PLC (a)	22,907	718,593
RPC, Inc.	2,279	38,811
Superior Energy Services, Inc.	29,410	695,252
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Tidewater, Inc.	9,019	$ 467,635
Unit Corp. (a)	8,956	447,531
		19,151,560
Oil, Gas & Consumable Fuels - 13.2%
Anadarko Petroleum Corp.	87,131	7,030,600
Antero Resources Corp.	3,751	220,334
Apache Corp.	72,040	5,781,930
Chesapeake Energy Corp.	106,558	2,867,476
Chevron Corp.	356,353	39,779,685
Cimarex Energy Co.	15,910	1,558,862
Cobalt International Energy, Inc. (a)	4,054	66,364
ConocoPhillips Co.	224,759	14,598,097
CONSOL Energy, Inc.	42,056	1,570,792
Denbury Resources, Inc.	68,736	1,104,588
Devon Energy Corp.	74,656	4,421,128
Energen Corp.	13,307	941,071
EOG Resources, Inc.	3,174	524,472
EQT Corp.	2,310	214,391
Exxon Mobil Corp.	817,390	75,330,653
Golar LNG Ltd. (NASDAQ) (d)	7,970	283,015
Gulfport Energy Corp. (a)	2,875	175,231
Hess Corp.	56,425	4,259,523
HollyFrontier Corp.	37,358	1,729,675
Kinder Morgan Holding Co. LLC	10,136	344,725
Laredo Petroleum Holdings, Inc. (a)	827	20,460
Marathon Oil Corp.	130,345	4,274,013
Marathon Petroleum Corp.	55,347	4,817,956
Murphy Oil Corp.	35,124	1,988,370
Newfield Exploration Co. (a)	24,955	618,135
Noble Energy, Inc.	57,582	3,589,086
Occidental Petroleum Corp.	148,112	12,970,168
PBF Energy, Inc. Class A (d)	4,362	113,107
Peabody Energy Corp.	49,620	846,021
Phillips 66 Co.	113,842	8,320,712
Pioneer Natural Resources Co.	6,583	1,114,634
QEP Resources, Inc.	29,690	917,124
SandRidge Energy, Inc. (a)(d)	91,068	560,068
Spectra Energy Corp.	123,070	4,424,367
Teekay Corp.	6,919	374,802
Tesoro Corp.	24,979	1,286,918
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	56,619	$ 2,292,503
Ultra Petroleum Corp. (a)(d)	28,162	674,480
Valero Energy Corp.	100,267	5,123,644
Whiting Petroleum Corp. (a)	19,953	1,164,856
World Fuel Services Corp.	10,736	458,642
WPX Energy, Inc. (a)	36,857	702,126
		219,454,804
TOTAL ENERGY		238,606,364
FINANCIALS - 28.9%
Capital Markets - 3.5%
American Capital Ltd. (a)	52,038	812,313
Ameriprise Financial, Inc.	25,222	2,664,452
Ares Capital Corp.	54,429	963,938
Artisan Partners Asset Management, Inc.	1,316	83,461
Bank of New York Mellon Corp.	213,367	6,819,209
BlackRock, Inc. Class A	15,530	4,666,299
Charles Schwab Corp.	174,394	4,328,459
E*TRADE Financial Corp. (a)	52,759	1,056,235
Federated Investors, Inc. Class B (non-vtg.) (d)	4,356	117,133
Goldman Sachs Group, Inc.	84,280	13,832,034
Invesco Ltd.	81,764	2,718,653
Legg Mason, Inc.	20,459	866,439
LPL Financial	2,260	120,978
Morgan Stanley	279,925	8,260,587
Northern Trust Corp.	43,995	2,649,379
Raymond James Financial, Inc.	22,454	1,143,133
SEI Investments Co.	1,429	48,672
State Street Corp.	83,849	5,613,691
TD Ameritrade Holding Corp.	42,826	1,338,313
		58,103,378
Commercial Banks - 5.9%
Associated Banc-Corp.	30,579	503,636
Bank of Hawaii Corp.	8,186	464,801
BankUnited, Inc.	11,728	364,741
BB&T Corp.	129,010	4,826,264
BOK Financial Corp.	4,840	311,018
CapitalSource, Inc.	35,745	490,779
CIT Group, Inc.	37,025	1,723,514
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
City National Corp.	8,625	$ 624,019
Comerica, Inc.	34,376	1,574,421
Commerce Bancshares, Inc.	15,040	653,789
Cullen/Frost Bankers, Inc. (d)	9,629	712,739
East West Bancorp, Inc.	26,014	870,428
Fifth Third Bancorp	160,850	3,381,067
First Citizen Bancshares, Inc.	1,384	306,196
First Horizon National Corp.	44,543	523,826
First Niagara Financial Group, Inc.	65,148	562,879
First Republic Bank	21,469	1,041,891
Fulton Financial Corp.	35,577	439,376
Huntington Bancshares, Inc.	154,500	1,401,315
KeyCorp	169,286	2,160,089
M&T Bank Corp. (d)	23,720	2,645,017
PNC Financial Services Group, Inc.	97,333	7,774,960
Popular, Inc. (a)	18,810	496,584
Regions Financial Corp.	259,934	2,643,529
Signature Bank (a)	7,851	958,293
SunTrust Banks, Inc.	99,307	3,676,345
SVB Financial Group (a)	8,306	932,182
Synovus Financial Corp.	180,528	604,769
TCF Financial Corp.	29,864	480,810
U.S. Bancorp	339,985	13,507,604
Valley National Bancorp	36,325	351,989
Wells Fargo & Co.	887,409	40,235,124
Zions Bancorporation	33,933	975,574
		98,219,568
Consumer Finance - 0.9%
Capital One Financial Corp.	107,382	7,582,243
Discover Financial Services	90,176	4,837,942
SLM Corp.	81,697	1,859,424
		14,279,609
Diversified Financial Services - 8.8%
Bank of America Corp.	1,981,725	33,193,894
Berkshire Hathaway, Inc. Class B (a)	330,796	36,916,834
Citigroup, Inc.	559,363	26,530,587
CME Group, Inc.	58,274	4,356,564
ING U.S., Inc.	13,660	461,298
Interactive Brokers Group, Inc.	8,708	184,610
IntercontinentalExchange Group, Inc.	7,622	1,591,397
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	694,797	$ 38,463,962
Leucadia National Corp.	47,131	1,288,090
McGraw-Hill Companies, Inc.	26,616	2,023,881
MSCI, Inc. Class A (a)	12,969	554,036
The NASDAQ Stock Market, Inc.	20,531	783,258
		146,348,411
Insurance - 5.4%
ACE Ltd.	62,510	5,864,063
AFLAC, Inc.	85,682	5,379,116
Alleghany Corp. (a)	3,087	1,149,383
Allied World Assurance Co. Holdings Ltd.	4,280	440,498
Allstate Corp.	86,119	4,409,293
American Financial Group, Inc.	12,415	681,832
American International Group, Inc.	271,376	13,015,193
American National Insurance Co.	1,337	139,048
Aon PLC	13,014	1,047,106
Arch Capital Group Ltd. (a)	22,967	1,235,854
Aspen Insurance Holdings Ltd.	12,263	477,031
Assurant, Inc.	13,386	874,775
Assured Guaranty Ltd.	31,018	656,031
Axis Capital Holdings Ltd.	16,378	737,338
Brown & Brown, Inc.	11,790	371,267
Cincinnati Financial Corp.	30,137	1,460,138
CNA Financial Corp.	4,801	188,583
Endurance Specialty Holdings Ltd.	5,138	269,180
Everest Re Group Ltd.	9,193	1,330,779
Fidelity National Financial, Inc. Class A	46,635	1,470,868
Genworth Financial, Inc. Class A (a)	90,658	1,337,206
Hanover Insurance Group, Inc.	5,712	317,187
Hartford Financial Services Group, Inc.	83,804	2,786,483
HCC Insurance Holdings, Inc.	18,581	797,311
Kemper Corp.	8,660	318,255
Lincoln National Corp.	49,357	2,370,617
Loews Corp.	51,952	2,316,540
Markel Corp. (a)	2,537	1,367,798
Marsh & McLennan Companies, Inc.	33,604	1,536,039
MBIA, Inc. (a)	25,785	282,088
Mercury General Corp.	4,872	223,284
MetLife, Inc.	164,334	8,060,583
Old Republic International Corp.	47,808	746,761
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
PartnerRe Ltd.	9,954	$ 977,184
Principal Financial Group, Inc.	53,946	2,350,427
ProAssurance Corp.	11,404	529,830
Progressive Corp.	21,734	505,098
Protective Life Corp.	14,450	708,195
Prudential Financial, Inc.	52,525	4,432,585
Reinsurance Group of America, Inc.	13,359	997,517
RenaissanceRe Holdings Ltd.	8,192	743,096
StanCorp Financial Group, Inc.	8,171	524,987
The Chubb Corp.	40,808	3,449,908
The Travelers Companies, Inc.	47,409	3,853,404
Torchmark Corp.	17,012	1,278,452
Unum Group	49,095	1,580,859
Validus Holdings Ltd.	17,590	631,833
W.R. Berkley Corp.	19,984	774,580
White Mountains Insurance Group Ltd.	1,140	643,758
XL Group PLC Class A	53,689	1,543,022
		89,182,263
Real Estate Investment Trusts - 4.0%
Alexandria Real Estate Equities, Inc.	13,156	922,630
American Campus Communities, Inc.	19,305	671,042
American Capital Agency Corp.	72,906	1,527,381
American Homes 4 Rent Class A	7,560	126,101
Annaly Capital Management, Inc.	174,251	1,876,683
Apartment Investment & Management Co. Class A	11,981	335,109
AvalonBay Communities, Inc.	23,780	2,936,830
BioMed Realty Trust, Inc.	34,417	671,476
Boston Properties, Inc.	25,247	2,728,948
Brandywine Realty Trust (SBI)	28,526	406,496
BRE Properties, Inc.	14,178	837,920
Brixmor Property Group, Inc.	7,047	145,732
Camden Property Trust (SBI)	15,618	965,505
CBL & Associates Properties, Inc.	19,978	339,426
Chimera Investment Corp.	189,302	590,622
CommonWealth REIT	21,793	535,672
Corporate Office Properties Trust (SBI)	15,626	388,306
Corrections Corp. of America	7,702	258,556
DDR Corp.	54,562	854,987
Digital Realty Trust, Inc. (d)	5,005	255,205
Douglas Emmett, Inc.	26,333	669,648
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP	59,234	$ 930,566
Equity Lifestyle Properties, Inc.	4,252	167,146
Equity Residential (SBI)	66,192	3,665,713
Essex Property Trust, Inc.	6,994	1,107,640
Extra Space Storage, Inc.	18,796	858,225
Federal Realty Investment Trust (SBI)	4,074	444,066
General Growth Properties, Inc.	102,985	2,074,118
Hatteras Financial Corp.	17,994	322,812
HCP, Inc.	83,557	3,271,257
Health Care REIT, Inc.	52,313	3,029,969
Healthcare Trust of America, Inc.	20,743	222,572
Home Properties, Inc.	10,475	583,981
Hospitality Properties Trust (SBI)	27,602	709,371
Host Hotels & Resorts, Inc.	136,852	2,516,708
Kilroy Realty Corp.	15,018	792,950
Kimco Realty Corp.	75,130	1,570,968
Liberty Property Trust (SBI)	23,871	868,904
Mack-Cali Realty Corp.	16,000	323,680
MFA Financial, Inc.	66,578	485,354
Mid-America Apartment Communities, Inc.	13,754	887,683
National Retail Properties, Inc. (d)	21,810	724,092
Piedmont Office Realty Trust, Inc. Class A (d)	30,975	516,353
Post Properties, Inc.	9,942	466,578
Prologis, Inc.	91,587	3,549,912
Public Storage	1,772	279,249
Realty Income Corp. (d)	37,911	1,546,011
Regency Centers Corp.	9,698	466,862
Retail Properties America, Inc.	24,402	321,862
Senior Housing Properties Trust (SBI)	32,212	725,414
Simon Property Group, Inc.	14,404	2,230,315
SL Green Realty Corp.	16,841	1,579,181
Spirit Realty Capital, Inc.	54,967	582,650
Starwood Property Trust, Inc.	35,876	1,083,455
Taubman Centers, Inc.	9,599	624,127
The Macerich Co.	25,291	1,431,471
Two Harbors Investment Corp.	67,279	661,353
UDR, Inc.	46,151	1,123,315
Ventas, Inc.	29,595	1,846,432
Vornado Realty Trust	27,697	2,543,416
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Weingarten Realty Investors (SBI)	22,500	$ 652,275
WP Carey, Inc.	10,580	625,066
		66,457,347
Real Estate Management & Development - 0.2%
Forest City Enterprises, Inc. Class A (a)	29,113	529,565
Howard Hughes Corp. (a)	7,274	907,577
Jones Lang LaSalle, Inc.	8,111	926,763
Realogy Holdings Corp. (a)	2,410	109,824
The St. Joe Co. (a)(d)	11,354	204,031
		2,677,760
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	97,390	880,406
New York Community Bancorp, Inc. (d)	81,151	1,313,835
People's United Financial, Inc.	56,979	809,672
TFS Financial Corp. (a)	14,427	165,622
Washington Federal, Inc.	18,991	415,523
		3,585,058
TOTAL FINANCIALS		478,853,394
HEALTH CARE - 13.4%
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	286,580	10,506,023
Alere, Inc. (a)	14,976	567,590
Boston Scientific Corp. (a)	248,089	3,356,644
CareFusion Corp. (a)	40,446	1,648,983
Covidien PLC	86,506	5,903,169
DENTSPLY International, Inc.	19,035	878,275
Hill-Rom Holdings, Inc.	10,891	395,017
Hologic, Inc. (a)	35,072	749,138
Medtronic, Inc.	186,774	10,563,937
St. Jude Medical, Inc.	18,979	1,152,595
Stryker Corp.	25,511	1,979,654
Teleflex, Inc.	7,586	710,353
The Cooper Companies, Inc.	2,280	283,358
Zimmer Holdings, Inc.	29,232	2,746,931
		41,441,667
Health Care Providers & Services - 2.6%
Aetna, Inc.	51,065	3,489,271
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Cardinal Health, Inc.	62,857	$ 4,275,533
Cigna Corp.	49,430	4,266,303
Community Health Systems, Inc. (a)	16,008	662,891
Envision Healthcare Holdings, Inc.	3,191	105,494
Express Scripts Holding Co. (a)	18,946	1,415,077
HCA Holdings, Inc. (a)	45,648	2,294,725
Health Net, Inc. (a)	14,455	475,425
Humana, Inc.	28,967	2,818,489
LifePoint Hospitals, Inc. (a)	8,633	457,635
MEDNAX, Inc. (a)	6,447	358,711
Omnicare, Inc.	19,325	1,207,040
Patterson Companies, Inc.	1,670	66,733
Premier, Inc.	2,046	70,976
Quest Diagnostics, Inc.	25,001	1,312,553
UnitedHealth Group, Inc.	187,524	13,554,235
Universal Health Services, Inc. Class B	5,405	443,318
VCA Antech, Inc. (a)	16,139	515,480
WellPoint, Inc.	55,231	4,749,866
		42,539,755
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	32,803	543,218
Veeva Systems, Inc. Class A	966	30,709
		573,927
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	56,373	3,278,090
Bio-Rad Laboratories, Inc. Class A (a)	3,733	474,539
Charles River Laboratories International, Inc. (a)	4,910	277,562
Life Technologies Corp. (a)	11,004	837,074
PerkinElmer, Inc.	20,656	900,602
QIAGEN NV (a)	43,102	953,416
Quintiles Transnational Holdings, Inc.	2,686	127,934
Techne Corp.	3,592	326,405
Thermo Fisher Scientific, Inc.	65,984	7,597,398
		14,773,020
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	41,983	2,097,891
Eli Lilly & Co.	142,334	7,687,459
Forest Laboratories, Inc. (a)	49,031	3,250,755
Hospira, Inc. (a)	30,475	1,341,205
Johnson & Johnson	449,735	39,788,055
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Mallinckrodt PLC (a)	10,836	$ 626,646
Merck & Co., Inc.	555,122	29,404,812
Pfizer, Inc.	1,229,493	37,376,587
		121,573,410
TOTAL HEALTH CARE		220,901,779
INDUSTRIALS - 10.3%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc.	5,924	851,279
BE Aerospace, Inc. (a)	1,128	89,642
Exelis, Inc.	34,687	679,518
General Dynamics Corp.	54,913	5,563,236
L-3 Communications Holdings, Inc.	16,588	1,842,429
Northrop Grumman Corp.	40,823	4,717,098
Raytheon Co.	59,686	5,674,348
Rockwell Collins, Inc.	2,694	203,559
Spirit AeroSystems Holdings, Inc. Class A (a)	19,148	649,309
Textron, Inc.	51,106	1,814,263
Triumph Group, Inc.	7,490	512,466
United Technologies Corp.	10,635	1,212,603
		23,809,750
Air Freight & Logistics - 0.5%
FedEx Corp.	58,264	7,767,756
Airlines - 0.3%
Alaska Air Group, Inc.	957	75,670
American Airlines Group, Inc. (a)	15,045	504,760
Delta Air Lines, Inc.	85,406	2,614,278
Southwest Airlines Co.	118,378	2,480,019
		5,674,727
Building Products - 0.1%
A.O. Smith Corp.	8,063	380,735
Allegion PLC (a)	5,230	258,101
Fortune Brands Home & Security, Inc.	3,653	164,604
Owens Corning (a)	21,910	835,867
		1,639,307
Commercial Services & Supplies - 0.5%
ADT Corp.	37,111	1,114,814
Cintas Corp.	13,691	781,345
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Covanta Holding Corp.	19,325	$ 347,850
Iron Mountain, Inc.	3,041	80,313
KAR Auction Services, Inc.	8,665	241,060
Pitney Bowes, Inc. (d)	20,985	528,402
R.R. Donnelley & Sons Co. (d)	15,152	279,857
Republic Services, Inc.	49,810	1,595,414
Waste Connections, Inc.	1,265	51,713
Waste Management, Inc.	79,113	3,305,341
		8,326,109
Construction & Engineering - 0.3%
AECOM Technology Corp. (a)	16,984	486,931
Fluor Corp.	12,020	913,039
Jacobs Engineering Group, Inc. (a)	24,062	1,460,804
KBR, Inc.	27,207	851,579
Quanta Services, Inc. (a)	30,402	947,630
URS Corp.	13,978	701,696
		5,361,679
Electrical Equipment - 0.6%
Babcock & Wilcox Co.	6,349	217,644
Eaton Corp. PLC	86,977	6,357,149
Emerson Electric Co.	33,336	2,198,176
Hubbell, Inc. Class B	2,976	347,388
Regal-Beloit Corp.	8,316	616,132
		9,736,489
Industrial Conglomerates - 3.5%
3M Co.	19,535	2,504,192
Carlisle Companies, Inc.	11,198	834,587
Danaher Corp.	87,710	6,524,747
General Electric Co.	1,900,800	47,767,104
		57,630,630
Machinery - 2.2%
AGCO Corp.	17,914	955,354
Caterpillar, Inc.	99,024	9,299,344
Crane Co.	686	43,328
Cummins, Inc.	6,282	797,688
Donaldson Co., Inc.	2,081	85,862
Dover Corp.	8,261	715,072
Harsco Corp.	13,689	347,564
IDEX Corp.	1,040	74,890
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Illinois Tool Works, Inc.	43,594	$ 3,438,259
Ingersoll-Rand PLC	15,833	930,822
Joy Global, Inc. (d)	19,558	1,032,467
Kennametal, Inc.	14,510	628,863
Navistar International Corp. (a)	8,831	272,171
Oshkosh Truck Corp.	16,195	876,797
PACCAR, Inc.	56,660	3,172,960
Parker Hannifin Corp.	27,442	3,111,100
Pentair Ltd.	37,572	2,792,727
Snap-On, Inc.	9,546	956,032
SPX Corp.	8,624	858,692
Stanley Black & Decker, Inc.	27,149	2,101,333
Terex Corp.	20,479	839,639
Timken Co.	15,887	894,915
Trinity Industries, Inc.	14,576	848,760
Xylem, Inc.	32,007	1,067,754
		36,142,393
Marine - 0.0%
Kirby Corp. (a)	4,231	422,211
Professional Services - 0.3%
Dun & Bradstreet Corp.	540	59,400
Manpower, Inc.	14,209	1,106,881
Nielsen Holdings B.V.	34,409	1,455,157
Towers Watson & Co.	11,991	1,401,988
		4,023,426
Road & Rail - 0.5%
AMERCO	606	134,974
Con-way, Inc.	6,507	250,324
CSX Corp.	94,166	2,534,007
Genesee & Wyoming, Inc. Class A (a)	4,432	400,387
Norfolk Southern Corp.	47,452	4,393,581
Ryder System, Inc.	9,588	682,570
		8,395,843
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	12,781	402,346
GATX Corp.	8,528	493,771
HD Supply Holdings, Inc. (a)	4,046	86,868
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
MRC Global, Inc. (a)	8,639	$ 241,201
WESCO International, Inc. (a)	8,138	675,128
		1,899,314
TOTAL INDUSTRIALS		170,829,634
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.6%
Brocade Communications Systems, Inc. (a)	81,721	763,274
Cisco Systems, Inc.	982,519	21,526,991
CommScope Holding Co., Inc.	3,252	58,308
EchoStar Holding Corp. Class A (a)	7,389	347,505
Harris Corp.	16,684	1,156,869
JDS Uniphase Corp. (a)	10,084	134,016
Juniper Networks, Inc. (a)	75,877	2,019,087
Motorola Solutions, Inc.	2,404	153,375
Polycom, Inc. (a)	31,429	374,948
Riverbed Technology, Inc. (a)	1,636	32,262
		26,566,635
Computers & Peripherals - 2.6%
Apple, Inc.	41,932	20,991,159
Diebold, Inc.	11,601	389,678
EMC Corp.	193,185	4,682,804
Gaming & Leisure Properties	14,016	486,355
Hewlett-Packard Co.	357,404	10,364,716
Lexmark International, Inc. Class A	11,482	449,980
SanDisk Corp.	22,697	1,578,576
Stratasys Ltd. (a)(d)	2,880	347,213
Western Digital Corp.	38,854	3,348,049
		42,638,530
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	19,300	991,634
Avnet, Inc.	25,248	1,036,935
AVX Corp.	8,531	110,221
CDW Corp.	3,078	72,856
Corning, Inc.	271,194	4,667,249
Dolby Laboratories, Inc. Class A (a)(d)	4,937	202,368
FLIR Systems, Inc.	7,835	248,526
Ingram Micro, Inc. Class A (a)	28,158	704,513
Jabil Circuit, Inc.	37,294	670,173
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Tech Data Corp. (a)	6,885	$ 371,239
Vishay Intertechnology, Inc.	23,962	325,404
		9,401,118
Internet Software & Services - 0.4%
AOL, Inc. (a)	14,261	657,147
Twitter, Inc. (d)	3,711	239,360
Yahoo!, Inc. (a)	164,458	5,923,777
		6,820,284
IT Services - 0.5%
Amdocs Ltd.	29,673	1,283,654
Booz Allen Hamilton Holding Corp. Class A	347	6,343
Computer Sciences Corp.	27,654	1,670,578
CoreLogic, Inc. (a)	17,595	560,401
DST Systems, Inc.	1,125	102,375
Fidelity National Information Services, Inc.	48,599	2,463,969
Leidos Holdings, Inc. (d)	13,452	609,914
Paychex, Inc.	5,921	247,616
Science Applications International Corp.	7,610	281,646
Total System Services, Inc.	6,670	199,300
VeriFone Systems, Inc. (a)	20,001	580,229
		8,006,025
Office Electronics - 0.2%
Xerox Corp.	225,859	2,450,570
Zebra Technologies Corp. Class A (a)	8,457	464,797
		2,915,367
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.	38,582	1,289,796
Analog Devices, Inc.	32,241	1,556,273
Applied Materials, Inc.	74,925	1,260,239
Avago Technologies Ltd.	3,781	206,594
Broadcom Corp. Class A	59,143	1,760,096
Fairchild Semiconductor International, Inc. (a)	23,187	295,866
First Solar, Inc. (a)	12,466	630,530
Freescale Semiconductor Holdings I Ltd. (a)(d)	5,565	100,893
Intel Corp.	854,443	20,968,031
KLA-Tencor Corp.	30,540	1,877,294
Lam Research Corp. (a)	22,945	1,161,246
LSI Corp.	89,325	985,255
Marvell Technology Group Ltd.	72,581	1,083,634
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micron Technology, Inc. (a)	189,381	$ 4,363,338
NVIDIA Corp.	106,344	1,669,601
ON Semiconductor Corp. (a)	4,108	34,343
Silicon Laboratories, Inc. (a)	1,031	48,704
Skyworks Solutions, Inc. (a)	5,889	178,142
Teradyne, Inc. (a)	35,154	661,247
		40,131,122
Software - 0.7%
Activision Blizzard, Inc.	49,016	839,644
Adobe Systems, Inc. (a)	56,307	3,332,811
Autodesk, Inc. (a)	8,421	431,576
CA Technologies, Inc.	60,432	1,938,659
Compuware Corp.	38,862	394,061
Electronic Arts, Inc. (a)	12,791	337,682
FireEye, Inc. (d)	804	58,684
MICROS Systems, Inc. (a)	12,371	686,962
Nuance Communications, Inc. (a)(d)	48,137	737,940
Rovi Corp. (a)	16,640	352,934
Symantec Corp.	34,876	746,695
Synopsys, Inc. (a)	28,382	1,131,307
Zynga, Inc. (a)	106,270	467,588
		11,456,543
TOTAL INFORMATION TECHNOLOGY		147,935,624
MATERIALS - 2.9%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	38,306	4,027,493
Albemarle Corp.	9,301	596,938
Ashland, Inc.	14,544	1,349,829
Cabot Corp.	11,635	566,275
CF Industries Holdings, Inc.	10,903	2,517,067
Cytec Industries, Inc.	6,737	606,128
Huntsman Corp.	35,585	780,023
Kronos Worldwide, Inc.	3,793	58,716
PPG Industries, Inc.	2,335	425,811
Rockwood Holdings, Inc.	3,654	250,409
RPM International, Inc.	1,541	61,131
Sigma Aldrich Corp.	1,223	113,702
The Dow Chemical Co.	193,239	8,794,307
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
The Mosaic Co.	55,182	$ 2,464,428
W.R. Grace & Co. (a)	1,808	170,531
Westlake Chemical Corp.	516	62,715
		22,845,503
Construction Materials - 0.1%
Vulcan Materials Co.	23,921	1,476,643
Containers & Packaging - 0.2%
Aptargroup, Inc.	3,628	231,466
Avery Dennison Corp.	12,530	617,353
Bemis Co., Inc.	10,498	404,278
Crown Holdings, Inc. (a)	3,910	160,701
Greif, Inc. Class A	4,602	232,999
MeadWestvaco Corp.	32,558	1,174,367
Owens-Illinois, Inc. (a)	12,346	395,566
Rock-Tenn Co. Class A	3,669	372,330
Sonoco Products Co.	18,698	773,723
		4,362,783
Metals & Mining - 1.1%
Alcoa, Inc.	196,630	2,263,211
Allegheny Technologies, Inc.	19,886	625,216
Carpenter Technology Corp.	8,436	490,216
Cliffs Natural Resources, Inc. (d)	28,172	544,283
Freeport-McMoRan Copper & Gold, Inc.	190,158	6,163,021
Newmont Mining Corp.	90,543	1,955,729
Nucor Corp.	58,470	2,827,025
Reliance Steel & Aluminum Co.	14,127	988,184
Royal Gold, Inc.	8,727	488,188
Steel Dynamics, Inc.	40,637	670,511
Tahoe Resources, Inc. (a)	13,516	240,585
United States Steel Corp.	26,559	693,455
		17,949,624
Paper & Forest Products - 0.1%
Domtar Corp.	6,082	653,268
International Paper Co.	11,483	548,198
		1,201,466
TOTAL MATERIALS		47,836,019
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	989,002	$ 32,953,547
CenturyLink, Inc.	112,021	3,232,926
Frontier Communications Corp. (d)	183,845	864,072
Intelsat SA	3,765	75,225
Level 3 Communications, Inc. (a)	19,868	637,763
Windstream Holdings, Inc. (d)	5,935	44,394
		37,807,927
Wireless Telecommunication Services - 0.2%
Sprint Corp. (a)	128,044	1,058,924
T-Mobile U.S., Inc. (a)	35,019	1,070,531
Telephone & Data Systems, Inc.	17,160	463,663
U.S. Cellular Corp.	2,384	105,587
		2,698,705
TOTAL TELECOMMUNICATION SERVICES		40,506,632
UTILITIES - 6.1%
Electric Utilities - 3.2%
American Electric Power Co., Inc.	89,328	4,360,100
Duke Energy Corp.	129,624	9,154,047
Edison International	59,915	2,885,506
Entergy Corp.	32,759	2,064,800
Exelon Corp.	157,347	4,563,063
FirstEnergy Corp.	76,911	2,421,927
Great Plains Energy, Inc.	28,438	701,850
Hawaiian Electric Industries, Inc.	18,000	468,360
NextEra Energy, Inc.	78,040	7,174,217
Northeast Utilities	57,839	2,533,348
OGE Energy Corp.	36,480	1,242,874
Pepco Holdings, Inc.	45,970	893,197
Pinnacle West Capital Corp.	20,287	1,067,705
PPL Corp.	116,133	3,550,186
Southern Co.	159,903	6,594,400
Westar Energy, Inc.	23,487	779,064
Xcel Energy, Inc.	91,394	2,642,201
		53,096,845
Gas Utilities - 0.3%
AGL Resources, Inc.	21,765	1,039,932
Atmos Energy Corp.	16,695	801,527
National Fuel Gas Co.	13,545	1,020,751
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
ONEOK, Inc.	2,267	$ 155,267
Questar Corp.	28,130	655,992
UGI Corp.	20,989	910,713
		4,584,182
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp. (a)	64,188	1,218,288
NRG Energy, Inc.	59,253	1,650,196
The AES Corp.	114,186	1,605,455
		4,473,939
Multi-Utilities - 2.2%
Alliant Energy Corp.	20,447	1,062,426
Ameren Corp.	44,614	1,688,194
CenterPoint Energy, Inc.	78,801	1,843,943
CMS Energy Corp.	49,058	1,363,322
Consolidated Edison, Inc.	53,777	2,926,007
Dominion Resources, Inc.	106,165	7,209,665
DTE Energy Co.	31,941	2,179,015
Integrys Energy Group, Inc.	14,616	794,233
MDU Resources Group, Inc.	34,793	1,114,768
NiSource, Inc.	57,366	1,971,669
PG&E Corp.	81,254	3,424,856
Public Service Enterprise Group, Inc.	92,961	3,099,320
SCANA Corp.	25,697	1,214,697
Sempra Energy	44,743	4,148,124
TECO Energy, Inc.	40,065	656,265
Vectren Corp.	15,033	549,005
Wisconsin Energy Corp.	42,041	1,793,889
		37,039,398
Water Utilities - 0.1%
American Water Works Co., Inc.	32,746	1,393,997
Aqua America, Inc.	3,889	93,142
		1,487,139
TOTAL UTILITIES		100,681,503
TOTAL COMMON STOCKS (Cost $1,662,883,918)		1,646,860,598
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.07% 6/26/14 (e) (Cost $299,918)	$ 300,000	$ 299,949
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	60,291,241	60,291,241
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	19,139,100	19,139,100
TOTAL MONEY MARKET FUNDS (Cost $79,430,341)		79,430,341
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,742,614,177)		1,726,590,888
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(71,026,135)
NET ASSETS - 100%		$ 1,655,564,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 1,332,450	$ (1,316)
15 CME S&P 500 Index Contracts (United States)	March 2014	6,662,250	(65,600)
TOTAL EQUITY INDEX CONTRACTS		$ 7,994,700	$ (66,916)
The face value of futures purchased as a percentage of net assets is 0.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $299,949.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,534
Fidelity Securities Lending Cash Central Fund	14,375
Total	$ 19,909
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 104,741,951	$ 104,741,951	$ -	$ -
Consumer Staples	95,967,698	95,967,698	-	-
Energy	238,606,364	238,606,364	-	-
Financials	478,853,394	478,853,394	-	-
Health Care	220,901,779	220,901,779	-	-
Industrials	170,829,634	170,829,634	-	-
Information Technology	147,935,624	147,935,624	-	-
Materials	47,836,019	47,836,019	-	-
Telecommunication Services	40,506,632	40,506,632	-	-
Utilities	100,681,503	100,681,503	-	-
U.S. Government and Government Agency Obligations	299,949	-	299,949	-
Money Market Funds	79,430,341	79,430,341	-	-
Total Investments in Securities:	$ 1,726,590,888	$ 1,726,290,939	$ 299,949	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (66,916)	$ (66,916)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (66,916)
Total Value of Derivatives	$ -	$ (66,916)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $18,575,688) - See accompanying schedule: Unaffiliated issuers (cost $1,663,183,836)	$ 1,647,160,547
Fidelity Central Funds (cost $79,430,341)	79,430,341
Total Investments (cost $1,742,614,177)		$ 1,726,590,888
Segregated cash with brokers for derivative instruments		182,151
Cash		23,843
Receivable for investments sold		91,490
Receivable for fund shares sold		17,420,969
Dividends receivable		1,675,493
Distributions receivable from Fidelity Central Funds		10,739
Other affiliated receivables		20,829
Total assets		1,746,016,402

Liabilities
Payable for investments purchased	$ 68,281,318
Payable for fund shares redeemed	2,910,007
Accrued management fee	63,424
Payable for daily variation margin for derivative instruments	30,523
Other affiliated payables	27,277
Collateral on securities loaned, at value	19,139,100
Total liabilities		90,451,649

Net Assets		$ 1,655,564,753
Net Assets consist of:
Paid in capital		$ 1,670,024,875
Undistributed net investment income		1,805,496
Accumulated undistributed net realized gain (loss) on investments		(175,413)
Net unrealized appreciation (depreciation) on investments		(16,090,205)
Net Assets		$ 1,655,564,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2014

Series 1000 Value Index: Net Asset Value, offering price and redemption price per share ($832,316,628 ÷ 83,124,702 shares)	$ 10.01

Class F: Net Asset Value, offering price and redemption price per share ($823,248,125 ÷ 82,210,289 shares)	$ 10.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 7, 2013 (commencement of operations) to January 31, 2014

Investment Income
Dividends		$ 5,586,655
Interest		46
Income from Fidelity Central Funds		19,909
Total income		5,606,610

Expenses
Management fee	$ 139,218
Transfer agent fees	66,865
Independent trustees' compensation	628
Total expenses		206,711
Net investment income (loss)		5,399,899
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(43,415)
Futures contracts	(125,940)
Total net realized gain (loss)		(169,355)
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,023,289)
Futures contracts	(66,916)
Total change in net unrealized appreciation (depreciation)		(16,090,205)
Net gain (loss)		(16,259,560)
Net increase (decrease) in net assets resulting from operations		$ (10,859,661)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 7, 2013 (commencement of operations) to January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,399,899
Net realized gain (loss)	(169,355)
Change in net unrealized appreciation (depreciation)	(16,090,205)
Net increase (decrease) in net assets resulting from operations	(10,859,661)
Distributions to shareholders from net investment income	(3,600,461)
Share transactions - net increase (decrease)	1,670,024,875
Total increase (decrease) in net assets	1,655,564,753

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,805,496)	$ 1,655,564,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series 1000 Value Index

Year ended January 31,	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04
Net realized and unrealized gain (loss)	.01 F
Total from investment operations	.05
Distributions from net investment income	(.04)
Net asset value, end of period	$ 10.01
Total Return B	.44%
Ratios to Average Net Assets D, H
Expenses before reductions	.10% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 832,317
Portfolio turnover rate E	2% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 7, 2013 (commencement of operations) to January 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended January 31,	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04
Net realized and unrealized gain (loss)	.01 F
Total from investment operations	.05
Distributions from net investment income	(.04)
Net asset value, end of period	$ 10.01
Total Return B	.44%
Ratios to Average Net Assets D, H
Expenses before reductions	.05% A
Expenses net of fee waivers, if any	.05% A
Expenses net of all reductions	.05% A
Net investment income (loss)	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 823,248
Portfolio turnover rate E	2% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 7, 2013 (commencement of operations) to January 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Series 1000 Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series 1000 Value Index and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Gross unrealized appreciation	$ 39,091,252
Gross unrealized depreciation	(55,372,661)
Net unrealized appreciation (depreciation) on securities and other investments	$ (16,281,409)

Tax Cost	$ 1,742,872,297

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,821,288
Net unrealized appreciation (depreciation)	$ (16,281,409)

The tax character of distributions paid was as follows:

January 31, 2014
Ordinary Income	$ 3,600,461

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(125,940) and a change in net unrealized appreciation (depreciation) of $(66,916) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities including in-kind transactions, other than short-term securities, aggregated $1,692,757,807 and $29,652,096, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series 1000 Value Index so that the total expenses do not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .075% of average net assets for Series 1000 Value Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 1000 Value Index pays a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series 1000 Value Index	$ 66,865

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered securities and other assets, valued at $1,017,242,348 in exchange for 101,724,235 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 9: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $14,375.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended January 31,	2014 A
From net investment income
Series 1000 Value Index	$ 1,880,484
Class F	1,719,977
Total	$ 3,600,461

A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended January 31,	2014 A	2014 A
Series 1000 Value Index
Shares sold	85,900,540 B	$ 867,369,365 B
Reinvestment of distributions	184,181	1,880,484
Shares redeemed	(2,960,019)	(30,332,084)
Net increase (decrease)	83,124,702	$ 838,917,765
Class F
Shares sold	84,579,010 B	$ 855,400,909 B
Reinvestment of distributions	168,460	1,719,977
Shares redeemed	(2,537,181)	(26,013,776)
Net increase (decrease)	82,210,289	$ 831,107,110

A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

B Amount includes in-kind exchanges (see Note 6: Exchanges In-Kind).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 1000 Value Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series 1000 Value Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2014, and the related statement of operations, the statement of changes in net assets and financial highlights for the period from November 7, 2013 (commencement of operations) to January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 1000 Value Index Fund as of January 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 7, 2013 (commencement of operations) to January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series 1000 Value Index Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series 1000 Value Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series 1000 Value Index	03/17/14	03/14/14	$0.011	$0.002
Class F	03/17/14	03/14/14	$0.011	$0.002

Series 1000 Value Index and Class F declare 87% of the dividends during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series 1000 Value Index and Class F declare 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 1000 Value Index Fund

On July 18, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's proposed management fee out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

The Board also considered that the proposed contractual arrangements for the fund oblige FMR to pay all class-level expenses of the retail class of the fund to the extent necessary to limit total expenses of the retail class of the fund, with certain limited exceptions, to 10 bp. These contractual arrangements may not be amended to increase fees shareholders pay without the approval of the Board.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Additional Information Requested by the Board: The Board also received information explaining that the fund's investments will be chosen using an investment discipline developed by Geode Capital Management, LLC, the sub-adviser to Fidelity's equity index funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS6-ANN-0314
1.967963.100

Item 2. Code of Ethics

As of the end of the period, January 31, 2014, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series 1000 Value Index Fund and Fidelity Tax-Free Bond Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$39,000	$-	$6,100	$100
Fidelity Tax-Free Bond Fund	$36,000	$-	$4,700	$1,000

January 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$-	$-	$-	$-
Fidelity Tax-Free Bond Fund	$36,000	$-	$4,700	$700

A Amounts may reflect rounding.

B Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2014A,B	January 31, 2013A,B
Audit-Related Fees	$765,000	$910,000
Tax Fees	$-	$-
All Other Fees	$795,000	$735,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 1000 Value Index Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2014 A,B	January 31, 2013 A,B
Deloitte Entities	$1,695,000	$1,675,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 1000 Value Index Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 28, 2014